                                                                  [Orbitex Logo]

Distributed by Orbitex Funds Distributor, Inc.

                                          S E M I - A N N U A L   R E P O R T
                                                         October 31, 2001

                                          o  Orbitex Info-Tech &
                                             Communications Fund

                                          o  Orbitex Health &
                                             Biotechnology Fund

                                          o  Orbitex Energy &
                                             Basic Materials Fund

                                          o  Orbitex Financial
                                             Services Fund

                                          o  Orbitex Focus 30 Fund

                                          o  Orbitex Growth Fund

                                          o  Orbitex Amerigo Fund

                                          o  Orbitex Clermont Fund

                                                    ORBITEX
                                                    GROUP OF FUNDS

Letter from the Management of the Orbitex Group of Funds                       3

--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to provide you with the Semi-Annual Report for the Orbitex Group of Funds covering the year ended October 31, 2001.
--------------------------------------------------------------------------------

Dear Shareholder-

These past six months have seen some of the most turbulent and volatile times in stock market history. While the very fabric of our lives was challenged on September 11 th , the terrorist attacks, from a financial standpoint, may have been the most catastrophic event in a series of economic challenges. Although both the economy and the markets were beginning to weaken as we headed into September, the consumer was resilient enough to help avoid a recession. As a consequence of the attacks, and the resulting loss of consumer confidence, the economy finally succumbed, and we officially entered into a recession in September. Paired with the threat of a prolonged military conflict abroad, and bio-terrorism at home, the current economic downturn may be longer than initially feared.

In past recessions, most companies were able to cut enough excess to increase profits. At the same time, the Federal Reserve and the federal government provided support to corporations to allow them to become more efficient and profitable. Although unemployment initially increased, companies eventually started to spend and rehire more workers. Finally, if history is any guide, the stock market may anticipate this rebound anywhere from six to twelve months in advance.

Orbitex is poised to take advantage of a rebound in the market by adhering to a disciplined investment process, which includes the use of a Proprietary Investment Selection Model ("PISM") in addition to monitoring fundamental and technical indicators. Our goal is to add value for you, the fund shareholder, by identifying companies that are innovative market leaders with growing revenue and profitability. We focus on companies with a viable and competitive business strategy, and strong management team, which are successfully developing and introducing products and services into the marketplace. Through fundamental research and the PISM, our portfolio managers have the expertise to identify some of the top performing sub-sectors, and further discover companies within these sectors that display the greatest long-term potential for price appreciation.

We are pleased to announce the addition of the Emerging Technology and Medical Sciences Funds to the Orbitex Group of Funds as of November 1, 2001. These funds invest in smaller companies that specialize in newer, cutting edge technologies and biotechnologies. While these funds offer higher volatility, they also offer a higher return potential. We believe that these new funds will compliment your portfolio and will enable Orbitex to meet more of your investment needs.

Thank you for entrusting your assets with the Orbitex Group of Funds.

/s/ Richard Stierwalt                  /s/ Neil Feinberg

Richard Stierwalt                      Neil Feinberg

CO-CHAIRMAN                            PRESIDENT
ORBITEX MANAGEMENT, INC.               ORBITEX MANAGEMENT, INC.

Performance Highlights

ANNUALIZED TOTAL RETURNS as of October 31, 2001

                                                        1 YEAR    5 YEAR   10 YEAR     SINCE       INCEPTION
                                                                                     INCEPTION        DATE

         ORBITEX                Class A Shares           -75.83%  N/A      N/A           -1.92%   10/22/97
        INFO-TECH               (incl. max. 5.75%
            &                   sales charge)
    COMMUNICATIONS              Class B Shares           -75.38%  N/A      N/A           -7.78%    9/16/98
          FUND                  Class C Shares           -74.91%  N/A      N/A           -54.11%   1/14/00

         ORBITEX                Class A Shares           -33.79%  N/A      N/A            25.13%   7/15/99
         HEALTH                 (incl. max. 5.75%
            &                   sales charge)
     BIOTECHNOLOGY              Class B Shares           -33.74%  N/A      N/A            26.58%   7/15/99
          FUND                  Class C Shares           -31.66%  N/A      N/A            3.35%    1/18/00

         ORBITEX
         ENERGY                 Class A Shares           -7.65%   N/A      N/A            0.31%   10/23/97
            &                   (incl. max. 5.75%
    BASIC MATERIALS             sales charge)
          FUND                  Class B Shares           -7.33%   N/A      N/A            8.05%    9/21/98

         ORBITEX                Class A Shares           -19.21%  N/A      N/A           -6.03%     8/1/00
        FINANCIAL               (incl. max. 5.75%
        SERVICES                sales charge)
          FUND                  Class B Shares           -19.05%  N/A      N/A           -5.18%     8/1/00
                                Class C Shares           -16.51%  N/A      N/A           -3.44%     8/1/00

                                Class A Shares           -21.32%  N/A      N/A           -13.55%   7/12/99
         ORBITEX                (incl. max. 5.75%
        FOCUS 30                sales charge)
          FUND                  Class B Shares           -20.48%  N/A      N/A           -12.57%   7/12/99
                                Class D Shares           -16.35%    7.55%    10.50%       8.50%     3/4/91

 * Cumulative Returns                  ** Since Inception Date

ANNUALIZED TOTAL RETURNS as of October 31, 2001

                                                         1 YEAR     5 YEAR         10 YEAR            SINCE             INCEPTION
                                                                                                    INCEPTION              DATE
                                Class A Shares            -39.40%   N/A            N/A                   7.24%          10/22/97
        ORBITEX                 (incl. max. 5.75%
        GROWTH                  sales charge)
          FUND                  Class B Shares            -39.19%   N/A            N/A                   7.11%          9/16/98
                                Class C Shares            -37.47%   N/A            N/A                  -45.78%         3/15/00

                                Class A Shares              N/A     N/A            N/A                 -18.52%*          5/1/01
        ORBITEX                 (incl. max. 5.75%
        AMERIGO                 sales charge)
          FUND                  Class C Shares            -27.19    N/A            N/A                  -25.76%          7/13/00
                                Class N Shares            -26.04%   N/A            N/A                   4.07%           7/14/97

                                Class A Shares              N/A     N/A            N/A                 -14.40%*          5/1/01
        ORBITEX                 (incl. max. 5.75%
       CLERMONT                 sales charge)
          FUND                  Class C Shares              N/A     N/A            N/A                 -13.78%*          1/10/01
                                Class N Shares            -15.89%   N/A            N/A                   2.29%           7/14/97

* Cumulative Returns                ** Since Inception Date

Results represent past performance and do not indicate future returns. The value of an investment in the Funds and the return on investment both will fluctuate, and redemption proceeds may be higher or lower than an investors original cost. Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Adviser (Orbitex Management, Inc.), the Distributor (Funds Distributor, Inc.), the Administrator, and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. The performance of each class may vary based on differences in loads or fees paid by the shareholders investing in each class.

Class A Shares are subject to the current maximum 5.75% initial sales charge.

Class B Shares are subject to no initial sales charge, but subject to a contingent deferred sales charge ("CDSC") declining from 5% to 0% over six years. These shares have higher fees and expenses than Class A Shares.

Class C Shares are subject to no initial sales charge, but are subject to a CDSC of 1% on shares redeemed within 18 months of purchase. These shares have higher fees and expenses than Class A Shares.

Class D Shares and Class N Shares are subject to neither an initial sales charge nor a CDSC.

1 Before the close of business on July 9, 1999, the Fund operated as a separate fund called the ASM Index 30 Fund ("ASM Fund"). On July 12, 1999, the Fund was reorganized as a new Fund of the Orbitex Group of Funds and existing shareholders of the ASM Fund received Class D Shares in exchange for their ASM Fund Shares. Upon the effectiveness of the organization, the investment policy of the Fund changed from the passive investment in an equal number of shares of each of the companies in the Dow Jones Industrial Average to the active investment in some or all of those companies based on the Advisers assessment of the prospects for those companies. Additionally, the ASM Fund was subject to a different level of fees than are applied to the Fund.

Past performance does not necessarily indicate how the Fund will perform in the future. Furthermore, because of the change in investment policy and different fee level, the performance shown above prior to July 12, 1999, which reflects the Funds previous passive investment policy, should not be considered indicative of the performance of the Fund as an actively managed Fund.

Performance Highlights

GROWTH OF A $10,000 INVESTMENT

These charts illustrate a comparison of a hypothetical investment of $10,000 in each fund in the Orbitex Group of Funds, (assuming reinvestment of all dividends and distributions and a one-time sales charge) versus the Funds benchmark index.

INFO-TECH & COMMUNICATIONS FUND


                                  [LINE CHART]


The Lipper Science & Technology Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds having this investment objective, and is compiled by Lipper, Inc. The S&P 500(R) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Funds returns, however, they do not reflect any fees or expenses.

HEALTH & BIOTECHNOLOGY FUND


                                  [LINE CHART]


The Lipper Health & Biotechnology Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds having this investment objective, and is compiled by Lipper, Inc.

Past performance is not indicative of future results. You cannot invest directly in an index.

"S&P 500 Index" is a registered trademark of McGraw-Hill Co., Inc.

ENERGY & BASIC MATERIALS FUND


                                  [LINE CHART]


The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds having this investment objective, and is compiled by Lipper, Inc.

FINANCIAL SERVICES FUND


                                  [LINE CHART]


The Lipper Financial Services Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds having this investment objective, and is compiled by Lipper, Inc.

Past performance is not indicative of future results. You cannot invest directly in an index.

"S&P 500 Index" is a registered trademark of McGraw-Hill Co., Inc.

Performance Highlights

GROWTH OF A $10,000 INVESTMENT

These charts illustrate a comparison of a hypothetical investment of $10,000 in each of the Orbitex Group of Funds, (assuming reinvestment of all dividends and distributions and a one-time sales charge) versus the Funds benchmark index.

FOCUS 30 FUND


                                  [LINE CHART]


The Lipper Large Cap Value Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds having this investment objective, and is compiled by Lipper, Inc.


Dow Jones Industrial Average is the property of Dow Jones & Company. The Orbitex Focus 30 Fund is neither affiliated with, nor endorsed by, Dow Jones & Company.

GROWTH FUND


                                  [LINE CHART]


The Lipper Multi-Cap Growth Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds having this investment objective, and is compiled by Lipper, Inc.


Past performance is not indicative of future results. You cannot invest directly in an index.

"S&P 500 Index" is a registered trademark of McGraw-Hill Co., Inc.

AMERIGO FUND


                                  [LINE CHART]


The Morningstar Multi-Asset Global Average is an index that consists of mutual funds that seek total return by investing in varying combinations of equities, fixed-income securities, and other asset classes. These may invest a significant portion of their assets in securities of foreign issuers.

CLERMONT FUND


                                  [LINE CHART]


The Morningstar Multi-Asset Global Average is an index that consists of mutual funds that seek total return by investing in varying combinations of equities, fixed-income securities, and other asset classes. These may invest a significant portion of their assets in securities of foreign issuers.


Past performance is not indicative of future results. You cannot invest directly in an index.

"S&P 500 Index" is a registered trademark of McGraw-Hill Co., Inc.

Letter from Fund Management              ORBITEX INFO-TECH & COMMUNICATIONS FUND

Dear Shareholder:

"Most technology companies have worked diligently during this downturn to reduce capacity, work down inventories, and improve their cost structures. This implies significant earnings leverage when the sector does rebound."


                               [GRAPHIC OMITTED]

INVESTMENT ENVIRONMENT

Behind the backdrop of the U. S. recession, a slowing global economy, the tragedy of September 11 th and a war in the Middle East, the last six months have been extremely challenging for technology investors. This sector has suffered a sustained and painful hangover caused by the inability of slowing economies to absorb the glut of new technologies created from the record levels of tech investment from 1998 through 2000. As a result, technology share prices have continued to chase earnings fundamentals down in a market that continues to work its way through over-capacity, under-utilization and excess inventories. However, after three consecutive quarters of disappointing earnings, many technology companies are indicating that they are seeing stabilization in both revenues and order flow. As such, the fourth quarter of this year may represent the bottom of the prolonged downturn in technology.

TOP 10 PORTFOLIO HOLDINGS*

Comcast Corp.                                    4.23%
McData Corp. Class B                             3.23%
Nokia Corp. ADR                                  2.75%
Genesis Microchip, Inc.                          2.69%
Symantec Corp.                                   2.60%
Cisco Systems, Inc.                              2.47%
Applied Materials, Inc.                          2.21%
Finisar Corp.                                    2.13%
WorldCom, Inc.                                   1.98%
Intrado, Inc.                                    1.98%

PORTFOLIO POSITIONING

During this difficult investment environment for technology, our goals have been to take advantage of some pockets of strength and be prepared for the eventual broad recovery in technology. Pockets of strength can be found in the enterprise software and security, storage software and storage area networks, and the wireless sectors. Because of continuing pressure on capital expenditure budgets in the telecommunication area, we remain skeptical that a

All holdings as of 10/31/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

Stated return includes the maximum sales charge of 5.75%.

*Based on total investment value of the Fund as of 10/31/01.

rally in telecom component suppliers and optical related stocks is sustainable until at least the second half of 2002, when fundamentals are expected to begin improving again. We also believe the semiconductor capital equipment stocks will not see any near term improvement in fundamentals and we will remain wary of this sector as well. Finally, we believe that new technologies will lead the recovery and have therefore been gradually lowering the average market capitalization of the fund, as we seek out these emerging companies.

INVESTMENT OUTLOOK

The next several quarters will likely remain challenging for the technology sector. However, all downturns eventually come to an end, and there are currently a number of reasons for renewed optimism in technology. First, the federal government is supplying both fiscal and monetary stimulus in order to get the economy moving again. Second, September quarterly financial results for many technology companies showed signs of a cyclical bottom. Third, the United States appears to be acting decisively and so far successfully in its war on terrorism. We believe that the worst is behind us and that now is the time to begin rebuilding investments in technology in order to be positioned to take full advantage of the eventual upturn. Most technology companies have worked diligently during this downturn to reduce capacity, work down inventories, and improve their cost structures. This implies significant earnings leverage when the sector does rebound. Our focus at the Orbitex Info-Tech & Communications Fund is to seek out the most promising areas of technology and to invest in companies with the best growth prospects when this rebound develops.

Sincerely,
MICHAEL ROMANOWSKI
PORTFOLIO MANAGER

PORTFOLIO COMPOSITION

                                   [PIE CHART]

                               Entertainment 0.21%
                      Diversified Financial Services 0.56%
                            Commerical Services 0.66%
                         Miscellaneous Manufacture 0.82%
                             Home Furnishings 1.85%
                            Computer Equipment 3.23%
                             Aerospace/Defense 3.79%
                             Computer Networks 4.51%
                             Computer Services 5.57%
                                 Internet 6.96%
                                Electronics 8.00%
                       Telecommunications Equipment 10.82%
                          Communication Services 14.87%
                              Semiconductor 18.61%
                                 Software 19.54%

Based on total investments of the Fund as of 10/31/01. Compositions are subject to change.

Funds whose investments are concentrated in a specific industry or sector are subject to a higher degree of risk than funds whose investments are diversified, and may not be suitable for all investors.

Letter from Fund Management                  ORBITEX HEALTH & BIOTECHNOLOGY FUND

Dear Shareholder:

 "Healthcare is a demand-driven growth
  sector and the solid earnings growth                [PICTURES]
  potential should support premium
  valuations."

INVESTMENT
ENVIRONMENT

The healthcare sector, rebounding from investor nervousness, benefitted from concerns about economic growth over the last six months. Historically, healthcare stocks have been generally seen as safe havens when economic weaknesses draw investors away from more cyclical areas of the economy. Certainly the past six months, especially since the horrible September events, has been a time of increased worry and uncertainty.

While concerns have been raised over the economic outlook for much of the market, healthcare companies have not shared these worries. Regardless of the economic scenario, people still require medical treatments and services. Fundamentals have been very solid and earnings performance, by and large, has been solid. For some companies, particularly the services area, earnings have been exceptionally good with some earnings reports exceeding expectations. Although healthcare stocks benefited from overall market weakness, valuations are still compelling, given the strong earnings backdrop.


TOP 10 PORTFOLIO HOLDINGS*

Sepracor, Inc.                                5.21%
Schering Plough Corp.                         4.23%
American Home Products Corp.                  4.17%
Amgen, Inc.                                   4.08%
IDEC Pharmaceuticals Corp.                    3.93%
Merck & Co.                                   3.62%
Invitrogen Corp.                              3.59%
Johnson & Johnson                             3.49%
Pfizer, Inc.                                  2.68%
Molecular Devices Corp.                       2.43%

All holdings as of 10/31/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

Stated return includes the maximum sales charge of 5.75%.

*Based on total investment value of the Fund as of 10/31/01.

PORTFOLIO POSITIONING

Healthcare stocks remain very attractive investments, especially if considered growth stocks and not just safe havens. The fundamentals of the group remain very healthy and should remain so for several reasons:

o The aging of the population continues to drive demand for services and treatments, particularly for more advanced therapies and services that can contain increasing health costs.

o Pricing for products and services is positive, reflecting not only increased demand but also an improving quality-of-life sentiment that values results more so than initial healthcare costs.

o Discoveries are accelerating due to increased research spending and improved research efficiencies that support a constant flow of new products, therapies and services.

We continue to invest in the fastest growing areas of healthcare like biotechnology. We also recognize the excellent growth prospects for all areas of healthcare including services. For example, better pricing of services and improved reimbursements have helped managed care and hospital organizations attract more patients with improved treatments and services offered. In addition to better pricing/reimbursements, the increased utilization improves the profits of managed care and hospital organizations.

INVESTMENT OUTLOOK

We would suggest that healthcare stocks are not merely defensive investments but also have strong growth characteristics. Scientific drug discoveries, advances in medical devices and innovative treatments and services continue to drive growth expectations in healthcare for the foreseeable future. Based on aging America demographics, we continue to expect strong and increasing demand for healthcare products and services that are expected to generate above-average market earnings for the next five to ten years.

Sincerely,
GREGORY D. AURAND, CFA
ALIDAD MIRESKANDARI, PH. D.

PORTFOLIO MANAGERS







PORTFOLIO COMPOSITION


                                  [PIE CHART]

                            Medical Instruments 4.74%
                                 0.79% Genomics
                                   Other 8.30%
                           Healthcare Services 15.35%
                              42.83% Biotechnology
                             Pharmaceuticals 27.99%


Based on total investments of the Fund as of 10/31/01. Compositions are subject to change.

Funds whose investments are concentrated in a specific industry or sector are subject to a higher degree of risk than funds whose investments are diversified, and may not be suitable for all investors.

Letter from Fund Management                ORBITEX ENERGY & BASIC MATERIALS FUND

Dear Shareholder:

"The fund continues to outperform its
objective, to be the best of the non-
major integrated oil companies, and we
believe that we have continued to do
just that."


INVESTMENT                                      [PICTURE]
ENVIRONMENT

The last six months have been very volatile and difficult for the energy sector. While April and May were very strong months for the energy sector, the June through September periods rank among the worst performing timeframes in history, with many energy stocks falling by 50% or more in that timeframe. The main culprit injuring the energy sector was a much slower than anticipated growth in the US economy which caused much lower demand, leading to a collapse in energy prices. The market also saw sentiment turn away from energy stocks, causing many stocks to fall far further than they normally would in a period of falling energy prices. The fund was able to mitigate some of this weakness by over-weighting the fund in precious metal stocks, a position, which helped save performance for the fund. The fund continues to outperform its objective, to be the best of the non-major integrated oil companies, and we believe that we have continued to do just that.

TOP 10 PORTFOLIO HOLDINGS*

Santa Fe International Corp.               7.97%
Conoco, Inc.                               6.73%
Patterson-UTI Energy, Inc.                 5.90%
SNC-Lavelin Group, Inc.                    5.88%
Stone Energy Corp.                         5.18%
Devon Energy Corp.                         5.01%
Valero Energy Corp.                        4.92%
Shaw Industries Ltd.                       4.87%
Capstone Turbine Corp.                     3.98%
Ipsco, Inc.                                3.69%


All holdings as of 10/31/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

Stated return includes the maximum sales charge of 5.75%.

*Based on total investment value of the Fund as of 10/31/01.

PORTFOLIO POSITIONING

While we believed that the last six months were the period in which gold stocks would significantly outperform the market, we now believe that the next six months will be one in which base commodity stocks may outperform the market. Our reasoning is that these stocks typically are the first to rebound in a recovery, often seeing a sharp rally preceding the actual recovery by 6-9 months. The base metal area has seen massive global shutdowns and massive consolidation; we believe that as inventories are run down, the recovery in these stocks could be swift and significant. To this end, we have taken positions in both nickel and steel companies. The fund also continues to position itself in energy companies which we find have high growth potential as well as low relative valuations.


INVESTMENT OUTLOOK

It is obvious that we live in a very uncertain time, and that no one can accurately project where the future will head. We believe that the global interest rate reductions and the possible positive outcome of the US led war on terrorism, may lead to a swift and strong recovery beginning sometime in 2002. We will continue to position the fund for an ever-changing environment.

Sincerely,

KENNETH W. HOFFMAN, CFA
PORTFOLIO MANAGER

                             PORTFOLIO COMPOSITION

                                  [PIE CHART]

                             Metal Producers 2.52%
                               Natural Gas 4.85%
                         Energy-Alternate Sources 6.39%
                               Base Metals 14.47%
                             Oil Production 43.32%
                               Oil Service 28.45%

Based on total investments of the Fund as of 10/31/01
Compositions are subject to change.

Funds whose investments are concentrated in a specific industry or sector are subject to a higher degree of risk than funds whose investments are diversified, and may not be suitable for all investors.

Letter from Fund Management              ORBITEX FINANCIAL SERVICES FUND


DEAR SHAREHOLDER:

AS WE LOOK FORWARD, WE BELIEVE OUR EMPHASIS ON "BALANCE SHEET INVESTING" COUPLED WITH A FUNDAMENTAL RESEARCH APPROACH WILL ALLOW US TO IDENTIFY WHAT WE CALL "GROWTH COMPANIES IN VALUE INDUSTRIES."


INVESTMENT                                          [PICTURE]
ENVIRONMENT

As we ended the six-month period, the broader market declined amid disappointing corporate earnings and a slowing economy. The Federal Reserve had cut interest rates ten times by the end of October in response to indications of a weakening economy. The tragic attack of September 11th created significant market volatility, and the market fell sharply. Speculation regarding the impact that attack would have on the insurance industry added to the market volatility. Knowledgeable financial services investors were undeterred, and in many cases, those stocks returned to their pre-attack price levels by the end of September. While encourage, we continue to emphasize the importance of quality and visibility regarding earnings.

PORTFOLIO POSITIONING

Currently, the insurance sector is more than one third of the portfolio. Property/casualty and healthcare insurers continue to perform well against the broader market sell off. We remain positive on the specialty property/ casualty area with a backdrop of rising premium pricing and improving demand. The strongest commercial insurers continue to benefit during turbulent times, often by expanding market share and raising premiums.

TOP 10 PORTFOLIO HOLDINGS*

Wells Fargo & Co.                                           4.94%
-----------------------------------------------------------------
Citigroup, Inc.                                             4.89%
-----------------------------------------------------------------
Hartford Financial Services Group                           4.02%
-----------------------------------------------------------------
FleetBoston Financial Corp.                                 3.82%
-----------------------------------------------------------------
Concord Efs, Inc.                                           3.52%
-----------------------------------------------------------------
HCC Insurance Holdings, Inc.                                3.41%
-----------------------------------------------------------------
Allied Capital Corp.                                        3.32%
-----------------------------------------------------------------
Bank of New York, Inc. (The)                                3.11%
-----------------------------------------------------------------
Banknorth Group, Inc.                                       3.08%
-----------------------------------------------------------------
Household International, Inc.                               3.08%
-----------------------------------------------------------------


All holdings as of 10/31/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

Stated return includes the maximum sales charge of 5.57%.

*Based on total investment value of the Fund as of 10/31/01.

Financial services related technologies such as processing companies, software and services and eFinance, was hit from two fronts. Capital spending is off significantly this year, resulting in fewer orders coupled with the impact of reduced trading volumes. We believe quality management teams will differentiate these companies during these more difficult times, and the trend toward outsourcing these services will continue over the next several years.

We divide banking into three segments: Money Center, Regional and Thrifts. The segments performances were markedly different. We feel that the growing concerns over loan quality have hurt the Money Center banks. Regionals and Thrifts have lower exposures to shared national credits, and the recent spike in mortgage refinancing has improved their fee income. We continue to like fee-based banks with strong management teams.

INVESTMENT OUTLOOK

As we look forward, we believe our emphasis on balance sheet investing coupled with a fundamental research approach will allow us to identify what we call growth companies in value industries. As the Federal Reserve continues to be accommodating and the federal government appears to be seriously considering an economic stimulus package, this backdrop bodes well for our companies and our industries over the next 12 months.

Sincerely,

LANNY THORNDIKE
PORTFOLIO MANAGER
CENTURY CAPITAL MANAGEMENT, INC.


                              PORTFOLIO COMPOSITION

                                  [PIE CHART]

                      Real Estate Investment Trusts 1.67%
                           Applications Software 1.01%
                        Finance-Commerical Services 2.02%
                               Mortgage/GSE 0.63%
                        Insurance-Finance Guarantee 2.23%
                       Finance-Investment Banking 2.73%
                             Commerical Banks 24.09%
                           Finance-Credit Cards 4.90%
                             Insurance Brokers 5.02%
                            Insurance-Specialty 5.13%
                  Investment Management/Advisory Services 5.58%
                           Insurance-Multi-Line 15.69%
                 Financial Technology Processing Services 7.49%
                           Insurance-Life/Health 8.91%
                      Diversified Financial Services 12.90%

Based on total investments of the Fund as of 10/30/01. Compositions are subject to change.

Funds whose investments are concentrated in a specific industry or sector are subject to a higher degree of risk than funds whose investments are diversified, and may not be suitable for all investors. Letter from Fund

Letter from Fund Management                                ORBITEX FOCUS 30 FUND


Dear Shareholder:

"WITH ITS FOCUS ON SOME OF AMERICAS
STRONGEST BLUE CHIP COMPANIES, THE ORBITEX
FOCUS 30 FUND IS WELL POSITIONED TO OFFER
LONG-TERM INVESTORS THE REWARDS THAT A MORE
NORMALIZED MARKET PRESENTS FOR STOCK AND
SECTOR SELECTION."


INVESTMENT                                      [PICTURE]
ENVIRONMENT

Markets hate uncertainty. World Trade Center in New York and on the Pentagon outside of Washington, DC created one of the more uncertain times in recent history. With the world and US economies already heading into a recession, the events of September 11th caused what little visibility we had on the economy and outlook for corporate profits to disappear. The six months ending October 31 saw steep declines in the broader markets against the backdrop of a weak economy, low visibility on corporate profits, and a federal reserve that lowered interest rates to 40 year lows.

PORTFOLIO POSITIONING

Our portfolio positioning has not changed significantly over the last six months. Despite the extraordinary events of September, the fund was already positioned based upon a slowing global and domestic economy and the recent memory of excess returns and irrational exuberance of the late 1990s and early 2000. Investors have moved away from high-volatility stocks and into more dependable stocks with positive earnings and cash flows. The importance of stock picking has and will be extremely important as we return to more normalized historic returns. We still believe some of the best growth prospects within the


TOP 10 PORTFOLIO HOLDINGS*

Minnesota Mining & Manufacturing Co.             7.24%
International Business Machines Corp.            7.05%
Exxon Mobil Corp.                                6.21%
Johnson & Johnson                                5.89%
Procter & Gamble Co.                             5.87%
Merck & Co., Inc.                                4.72%
Microsoft Corp.                                  4.62%
United Technologies Corp.                        4.27%
Wal-Mart Stores, Inc.                            4.17%
Phillip Morris Companies, Inc.                   3.66%


All holdings as of 10/31/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

Dow Jones Industrial Average is the property of Dow Jones & Company. The Orbitex Focus 30 is neither affiliated with, nor endorsed by, Dow Jones & Company.

*Based on total investment value of the Fund as of 10/31/01.

Dow Companies are in technology and will look to take advantage of pullbacks to overweight that sector. Retailers still look compelling, and the low interest rate environment should help as people make home improvements and hunt for bargains as value becomes more important. Pharmaceuticals provide strong growth and yet provide as good defensive investments in a weakened economy.

INVESTMENT OUTLOOK

The past six months have proven to be one of the most challenging times ever for investors. As the economy weakened heading into the month of September, markets weakened as well, only to be exacerbated by the tragic events of September 11th. With the triple threat of a polonged military conflict abroad, bio-terrorism at home and negative news flow from the end of pre-announcement season, the end of September ironically served to provide a temporary bottom in the markets, and the markets rebounded smartly from those lows. While there continue to be many uncertainties this year, we hope the combination of an accommodative Federal Reserve and cautious market sentiment will continue to overcome the obvious negatives that exist in the market today. Historically the market has led the economic recovery by about 6 months; this time should be no different. With its focus on some of Americas strongest blue chip companies, the Orbitex Focus 30 Fund is well positioned to offer long-term investors the rewards that a more normalized market presents for stock and sector selection.


Sincerely,

NEIL FEINBERG
PORTFOLIO MANAGER

                              PORTFOLIO COMPOSITION

                                  [PIE CHART]

                          Communication Services 3.75%
                              19.99% Capital Goods
                                  Energy 6.21%
                                 Financial 8.47%
                              Basic Materials 9.53%
                                14.64% Technology
                            Consumer Cyclicals 10.38%
                                13.54% Healthcare
                             13.49% Consumer Staples

A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

Based on total investments of the Fund as of 10/31/01.
Compositions are subject to change.

Funds whose investments are concentrated in a specific industry or sector are subject to a higher degree of risk than funds whose investments are diversified, and may not be suitable for all investors.

Letter from Fund Management                                  ORBITEX GROWTH FUND

Dear Shareholder:

"HISTORICALLY THE MARKET HAS LED THE
OCTOBER 31, 2001 WERE THE
ECONOMIC RECOVERY BY ABOUT 6 MONTHS; THIS
TIME SHOULD BE NO DIFFERENT AND INVESTORS
SHOULD BE REWARDED FOR THEIR PATIENCE."



INVESTMENT                                      [PICTURE]
ENVIRONMENT

The six months ending on most volatile months the Orbitex Growth Fund have experienced. In addition to the tragic events in New York and Washington, DC on September 11 th , many other challenges impacted the performance of the markets. While the Federal Reserve lowered interest rates to a 40-year low, Investors saw the broader markets experience a steep decline coupled with a weak economy and low visibility on corporate profits.

PORTFOLIO POSITIONING

The Orbitex Growth Funds portfolio management team focuses on the areas of Technology, Healthcare, Financial Services, Energy, and Consumer Services. The team allocates in the areas it feels offer the best risk/ reward ratios.

The fund was rewarded the last six months by its positions in the healthcare sector as investors were drawn to this perceived safe haven and away from more cyclical areas of the economy. Despite healthcares perception as a defensive play, we feel many companies remain at compelling valuations and we view this sector as a demand-driven growth area with solid earnings growth potential that should support premium valuations.

TOP 10 PORTFOLIO HOLDINGS*

Bank of New York, Inc. (The)                   3.69%
Westwood One, Inc.                             3.66%
Merck & Co., Inc.                              3.63%
Biotech Holders Trust Depository Receipts      3.60%
American Home Products Corp.                   3.40%
Sepracor, Inc.                                 3.37%
Schering Plough Corp.                          3.11%
Mellon Financial Corp.                         2.87%
Concord Efs, Inc.                              2.54%
Citigroup, Inc.                                2.30%

All holdings as of 10/31/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

Stated return includes the maximum sales charge of 5.75%.

*Based on total investment value of the Fund as of 10/31/01.

The technology portion of the fund suffered from what has been an extremely challenging period for technology investors. The Economy has been unable to absorb the glut of new technologies created during the record spending on technology investment from 1998 through 2000. The result was falling valuations as the market worked through excess capacity and under-utilization. Although the next several quarters continue to look challenging, we feel new technologies will eventually lead the recovery and we have structured the portfolio accordingly.


INVESTMENT OUTLOOK

The uncertainty of the market place continues to be a concern heading into the second half of the funds fiscal year. The combined threats of prolonged military conflict abroad, bio-terrorism at home and negative news flows from the end of the pre-announcements season are just a few of investors concerns. However, the Federal Reserve continues to support an economic recovery and historically the market has led the economic recovery by about six months. At Orbitex, we hope cautious market sentiment will overcome the obvious negatives that exist in the market place and investors should be rewarded for their patience.


Sincerely,

NEIL FEINBERG
PORTFOLIO MANAGER

                              PORTFOLIO COMPOSITION

                                  [PIE CHART]

                        1.03% Metal Fabricate & Hardware
                             Business Services 1.30%
                         0.95% Energy-Alternate Sources
                            Oil & Gas Services 2.04%
                             0.88% Computer Networks
                                0.14% Auto Parts
                            Education Services 2.04%
                                Electronics 2.76%
                               Broadcasting 4.12%
                               Semiconductor 4.32%
                        25.59% Healthcare & Biotechnology
                                 Insurance 4.55%
                            Telecommunications 4.88%
                            Computer Equipment 5.65%
                                 Software 8.06%
                            22.78% Financial Services
                                Media 8.91%

Based on total investments of the Fund as of 10/31/01.
Compositions are subject to change.

Letter from Fund Management                                 ORBITEX AMERIGO FUND

Dear Shareholder:

"Our diversified allocation with higher-than-typical small and mid-cap stock funds held up well in the volatile market for the period."**


INVESTMENT                                [PICTURES]
ENVIRONMENT

Prior to the unfortunate and unprecedented attacks on the World Trade Center and the Pentagon on September 11th, the equity markets were already squarely in the negative for the period. As is customary following a major crisis event, the market sold off sharply, and therefore ended the period squarely in the red, despite a strong rally from the September 21 st lows through the end of the period. The terrorist attack exacerbated the situation, with a steep sell-off in the first week of the re-opened market. Increasing concerns over the weak U. S. and global economies, as well as declining corporate profits, had been driving the markets prior to September 11th. Not only did the terrorist attack increase these existing concerns, it also shook consumer confidence, created extreme investor emotions and fear and added a new level of uncertainty. Uncertainty typically translates into high market volatility, and the market certainly experienced it following September 11th. However, 10 days following September 11th, the worst appeared to be over for the market, as it bottomed at least for the meantime, and finished the period with a solid advance from the lows.

TOP 10 PORTFOLIO HOLDINGS*

S & P Depository Receipts                       13. 71%
Oakmark Select Fund Class I                       9.92%
Flex Institutional Fund                           8.13%
Artisan Mid Cap Fund                              8.04%
Masters Select Equity Fund                        8.03%
Franklin Mutual Series Fund Inc.                  6.02%
Rydex OTC Fund                                    5.37%
SSgA Growth & Income Fund                         4.64%
SSgA Small Cap Value Fund                         3.98%
Turner Small Cap Growth Fund                      3.17%

All holdings as of 10/31/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

Stated return includes the maximum sales charge of 5.75%.

*Based on total investment value of the Fund as of 10/31/01.

** Past performance is not indicative of future results.

PORTFOLIO POSITIONING

During the period, we maintained our diversified approach by overweighting the mid and small-cap stock asset classes and underweighting international stocks. This diversified allocation with higher-than-typical small-and mid-cap stock funds held up well in the volatile market for the period. For example, our single largest open-ended mutual fund position in Amerigo is the Oakmark Select fund, a mid-cap value stock fund. For the period of this report, Oakmark Select made a slight advance, gaining a little more than 0.5 percent, while the major market indices lost more than 15 percent. In the first week the market began trading after September 11th, when it was trading at depressed levels, we took the opportunity to make a purchase into the Standard & Poors 500 Depository Receipts, which tracks the S& P 500 index. This purchase proved to add value quickly, as the market only stayed down for about five days.


INVESTMENT OUTLOOK

Based on our internal fundamental and technical indicators, we are optimistic about the future for equities. Reasoning for the optimism comes from This significant interest rate cuts by the Fed, tax cuts and rebates by the government, extremely high cash levels on the sidelines, lower energy prices, cheaper stocks, and benign inflation. In addition, history has shown that following crisis events, as well as periods of time when the Fed lowers rates significantly, the stock market firmly rebounds, on average. Though we believe there will continue to be high volatility in the market, we also believe the fundamentals are in place to support higher stock prices looking forward.

Sincerely,

RANDAL D. SKALLA
J. ANTHONY RIGGS
PORTFOLIO MANAGERS


                       PORTFOLIO COMPOSITION AMERIGO FUND*

                                  [PIE CHART]

                                   Bond 2.18%
                           International Equity 3.14%
                              Small Cap Value 6.14%
                              20.35% Mid Cap Value
                             Small Cap Growth 7.14%
                              Large Cap Value 8.03%
                             19.72% Large Cap Blend
                               Money Market 9.51%
                              Mid Cap Growth 11.35%
                             Large Cap Growth 12.44%

All holdings as of 10/30/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual mutual funds.

*Based on total investment value of the Fund as of 10/31/01.

Letter from Fund Management                                ORBITEX CLERMONT FUND

Dear Shareholder:

"THIS BALANCED, DIVERSIFIED ALLOCATION WITH A
SIGNIFICANT BOND POSITION AND VALUE-TILTED
STOCKS IMPRESSIVELY WEATHERED THE VOLATILE
MARKET FOR THE PERIOD."**


INVESTMENT
ENVIRONMENT

Unfortunately, we cannot talk about the investment environment without first talking about September 11 th The unprecedented attacks on our nation exacerbated already negative equity markets. Despite a strong rebound beginning on September 21 st , the six-month period ending on October 31, 2001 was squarely in the red. As is customary following a major crisis, uncertainty heightened the existing concerns over the market.




                                    [PICTURE]


PORTFOLIO POSITIONING

During the period, we maintained our balanced and diversified approach with equity overweightings in domestic value stocks and underweighting international stocks. We maintained approximately a third of the fund in bonds. This balanced, diversified allocation with a significant bond position and value-tilted stocks impressively weathered the volatile market for the period. The single largest open-ended mutual fund position in Clermont is the Oakmark Select fund, a mid-cap value stock fund. For the period of this report, Oakmark Select gained more than 0.5 percent, while the major market indices lost more than 15 percent. In the first week the market began trading after September 11, when it was trading at depressed levels, we took the opportunity to put some cash to work by purchasing Standard & Poors 500 Depository Receipts, which tracks the S&P 500 index. This purchase proved to add value quickly, as the market only stayed down for about five days.

TOP 10 PORTFOLIO HOLDINGS*

S & P Depository Receipts                       14.75%
Oakmark Select Fund Class I                     11.32%
Strong Short-Term High-Yield Bond Fund           9.20%
Tweedy Browne Global Value Fund                  8.55%
Flex Institutional Fund                          6.81%
Weitz Series Fund, Inc.-Value Fund               5.79%
Pioneer High Yield Bond Fund Class A             5.77%
Invesco Blue Chip Growth Fund                    5.48%
Third Avenue Value Fund                          5.24%
Baron Growth Fund                                5.06%


All holdings as of 10/31/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

Stated return includes the maximum sales charge of 5.75%.

*Based on total investment value of the Fund as of 10/31/01.

** Past performance is not indicative of future results.

INVESTMENT OUTLOOK

Although this has been a trying period for equity investors, our fundamental and technical indicators show many positives in the market going forward. Our optimistic outlook comes from significant interest rate cuts by the Fed, tax cuts and rebates by the government, extremely high cash level on the sidelines, lower energy prices, cheaper stocks and benign inflation. We believe that now is a good time to be in the market and our fundamental and technical analysis support this theory.

Sincerely,

RANDAL D. SKALLA
J. ANTHONY RIGGS
PORTFOLIO MANAGERS


                             PORTFOLIO COMPOSITION*

                                  [PIE CHART]

                             Small Cap Growth 5.06%
                              Small Cap Value 6.22%
                                   27.19% Bond
                             Large Cap Growth 6.27%
                           International Equity 9.33%
                               Money Market 10.52%
                             18.30% Large Cap Blend
                              Mid Cap Value 17.11%

 All holdings as of 10/30/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual mutual funds.
 *Based on total investment value of the Fund as of 10/31/01.

26                                       ORBITEX INFO-TECH & COMMUNICATIONS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                               Shares      Market Value
================================================================================
COMMON STOCKS-89.59%
AEROSPACE/DEFENSE-3.41%
Allied Resh Corp.(a)                           27,260      $   433,434
DRS Technologies, Inc. (a)                         25            1,009
EDO Corp.                                      37,500        1,010,625
Engineered Support Systems                     14,200          707,018
                                                           -----------
                                                             2,152,086
                                                           -----------
COMMERCIAL SERVICES-0.59%
H&R Block, Inc.                                11,000          374,880
                                                           -----------
COMMUNICATION SERVICES-13.37%
AT&T Wireless Services, Inc. (a)               16,089          232,325
Charter Communications, Inc. (a)               34,675          490,305
Comcast Corp.(a)                               67,000        2,401,280
COX Communications, Inc. Class A (a)            6,000          229,800
Intrado, Inc. (a)                              41,400        1,124,010
Metromedia Fiber Network, Inc. (a)             12,000            8,640
Sprint Corp.                                   52,000        1,040,000
Ubiquititel, Inc. (a)                          80,717          738,561
UnitedGlobal Communications, Inc. (a)           5,000            6,500
Verizon Communications, Inc.                   21,000        1,046,010
WorldCom, Inc.(a)                              83,700        1,125,765
                                                           -----------
                                                             8,443,196
                                                           -----------
COMPUTER EQUIPMENT-2.90%
McData Corp. Class B (a)                      117,000        1,833,390
                                                           -----------
COMPUTER NETWORKS-3.74%
CIENA Corp. (a)                                58,200          946,332
Cisco Systems, Inc. (a)                        83,000        1,404,360
JDS Uniphase Corp. (a)                            460            3,675
Network Appliance, Inc. (a)                       473            6,291
                                                           -----------
                                                             2,360,658
                                                           -----------
COMPUTER SERVICES-5.01%
Autodesk, Inc.                                    100            3,322
Affiliated Computer Services Class A (a)        8,300          730,815
CACI International, Inc. (a)                   17,200        1,070,012
Concurrent Computer Corp. (a)                  61,000          716,140
Electronic Data Systems Corp.                  10,000          643,700
                                                           -----------
                                                             3,163,989
                                                           -----------
DIVERSIFIED FINANCIAL SERVICES-0.50%
Visionics Corp. (a)                            20,000          317,200
                                                           -----------
ELECTRONICS-7.19%
Ansoft Corp. (a)                               27,200          483,072
Cadence Design System, Inc. (a)                33,800          714,532
Mentor Graphics Corp. (a)                      45,100          855,096
Motorola, Inc.                                 45,400          743,198
--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX INFO-TECH & COMMUNICATIONS FUND                                       27
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            Shares     Market Value
===================================================================================
ELECTRONICS (CONTINUED)
Solectron Corp. (a)                                         46,200     $   568,260
Synopsys, Inc. (a)                                          13,500         634,500
Vitesse Semiconductor Corp. (a)                             57,400         541,856
                                                                       -----------
                                                                         4,540,514
                                                                       -----------
ENTERTAINMENT-0.19%
Macrovision Corp. (a)                                        5,000         123,050
                                                                       -----------
HOME FURNISHINGS-1.66%
Polycom, Inc. (a)                                           35,000       1,049,300
                                                                       -----------
INTERNET-6.26%
EBAY Inc.(a)                                                10,400         545,792
Networkes Associates, Inc. (a)                              38,100         731,520
Stellent, Inc. (a)                                          35,000         717,500
Symantec Corp. (a)                                          26,800       1,473,732
Verisign, Inc.(a)                                           12,500         483,875
                                                                       -----------
                                                                         3,952,419
                                                                       -----------
MISCELLANEOUS MANUFACTURING-0.74%
Advanced Technical Products (a)                             17,000         465,630
                                                                       -----------
SEMICONDUCTOR-16.73%
Alpha Industries, Inc.(a)                                   29,900         696,072
Applied Materials, Inc. (a)+                                36,750       1,253,543
ASM Lithography Holdings New York Registerd Shares (a)      52,400         753,512
Entegris, Inc. (a)                                          70,400         541,376
Genesis Microchip, Inc. (a)+                                33,000       1,524,930
Intergrated Circuit Systems (a)                             43,800         745,038
Intersial Holding Corp. Class A (a)                          9,000         294,750
Linear Technology Corp.                                     16,700         647,960
National Semiconductor Corp. (a)                            29,000         753,420
Qlogic Corp. (a)                                            22,000         865,700
Texas Instruments, Inc.                                     30,600         856,494
Triquint Semiconductor, Inc. (a)                            35,600         629,408
Xilinx, Inc. (a)                                            33,050       1,005,381
                                                                       -----------
                                                                        10,567,584
                                                                       -----------
SOFTWARE-17.57%
Activision, Inc. (a)+                                       19,700         712,155
Catapult Communucations Corp. (a)                           30,400         688,560
Citrix Systems, Inc. (a)                                    12,300         287,820
Computer Aided Design (a)                                   13,900         174,445
Epiq Systems, Inc (a)                                       16,960         511,344
HNC Software, Inc. (a)                                      36,500         631,450
HPL Technologies (a)                                        58,400         687,952
Informatica Corp. (a)                                       45,000         417,150
Intuit (a)                                                  24,200         973,324
Macromedia, Inc. (a)                                        13,600         203,493
Microsoft Corp. (a)                                             33           1,919
----------------------------------------------------------------------------------
See Notes to Financial Statements.

28                                       ORBITEX INFO-TECH & COMMUNICATIONS FUND
--------------------------------------------------------------------------------
Schedule of Investments (continued)
October 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Shares      Market Value
=========================================================================================
SOFTWARE (Continued)
Netiq Corp. (a)                                                  22,100      $   622,115
PDF Solutions, Inc. (a)                                          25,729          428,388
Peoplesoft Inc. (a)                                              22,481          669,259
Peregrine Systems, Inc.                                          53,600          773,984
Precise Software Solutions (a)                                   37,600          718,536
Rational Software Corp. (a)                                      58,992          773,975
THQ Inc. (a) (New)                                               12,300          612,540
TIBCO Software, Inc. (a)                                         29,900          252,356
Vignette Corp. (a)                                               60,300          282,204
Webex Communications, Inc. (a)+                                  21,800          671,401
                                                                             -----------
                                                                              11,094,370
                                                                             -----------
TELECOMMUNICATIONS EQUIPMENT-9.73%
Aeroflex, Inc. (a)                                               51,650          757,706
Finisar Corp.(a)                                                154,400        1,207,408
Harris Corp.                                                     18,900          647,892
Nokia Corp. ADR                                                  76,000        1,558,760
RF Microdevices, Inc. (a)                                        51,200        1,046,528
Sonus Networks, Inc. (a)                                            422            1,777
Tekelec (a)                                                      48,050          922,560
                                                                             -----------
                                                                               6,142,631
                                                                             -----------

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS-(cost $57,393,383)                                        56,580,897
----------------------------------------------------------------------------------------
PREFERRED STOCKS-0.31%
NETWORKING PRODUCTS-0.31%
U.S. Wireless Data, Inc. Series C (a)(b)(c)                      75,000          198,750
U.S. Wireless Data, Inc. Warrants, expire 3/17/2007 (a)(b)      125,000                -
----------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS--cost $750,000)                                           198,750
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $58,143,383)-89.90%                                   56,779,647
----------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-10.10%                                           6,378,408
----------------------------------------------------------------------------------------
NET ASSETS-100.00%                                                           $63,158,055
========================================================================================

--------------------------------------------------------------------------------
 +  All or a portion of this security is on loan (Note 8).
(a) Denotes non-income producing security
(b) Fair valued under the direction of the Board of Trustees
(c) Private Placement Security purchased 4/10/00 as a unit at a cost of $750,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX HEALTH & BIOTECHNOLOGY FUND                                           29
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                Shares        Market Value
================================================================================
COMMON STOCKS-88.58%
BIOTECHNOLOGY-39.17%
Amgen, Inc. (a)                                147,000      $  8,352,540
Applied Molecular Evolution Inc.(a)            177,825         1,701,785
ArQule, Inc. (a)                               279,169         2,568,355
Cell Genesys, Inc. (a)                         147,736         2,644,474
Cubist Pharmaceuticals, Inc. (a)                69,370         2,795,611
Enzon, Inc. (a)                                 55,000         3,401,750
Genentech, Inc. (a)                             65,200         3,406,700
Human Genome Sciences, Inc.                    114,000         4,859,820
ICOS Corp. (a)                                  32,120         1,854,930
IDEC Pharmaceuticals Corp. (a)                 134,185         8,045,733
Invitrogen Corp. (a)                           120,000         7,360,800
Millenium Pharmaceuticals, Inc. (a)            182,846         4,655,259
Myriad Genetics, Inc.                           49,510         2,277,460
Orchid Biosciences (a)+                        450,450         1,801,800
Protein Design Labs, Inc. (a)                   77,852         2,569,895
Quest Diagnostics, Inc. (a)                     39,000         2,549,820
Sepracor, Inc. (a)                             224,982        10,673,146
Sequenom, Inc. (a)                             116,100           868,428
TELK, Inc. (a)                                 198,158         1,555,540
The Immune Response Corp. (a)                  634,750           875,955
Variagenics, Inc. (a)                          380,370           912,888
Vion Pharmaceuticals, Inc. (a)                  53,068           290,813
Visible Genetics, Inc. (a)                     148,480         2,154,445
XOMA Ltd. (a)                                  157,075         1,173,350
                                                            ------------
                                                              79,351,297
                                                            ------------
GENOMICS-0.80%
CYTOGEN Corp. (a)                              780,907         1,624,287
                                                            ------------
HEALTH CARE SERVICES-15.52%
Biotech Holders Trust Depository Receipts       34,000         4,302,700
Caremark Rx, Inc. (a)                          238,800         3,199,920
HCA, Inc.                                       39,715         1,575,097
Health Management Associates,Class A (a)       130,200         2,537,598
Healthsouth Corp. (a)                          250,088         3,256,146
Immunomedics, Inc. (a)                          14,600           267,180
Johnson & Johnson                              123,600         7,157,676
Laboratory Corp. of America Holdings (a)        28,308         2,440,150
Odyssey Healthcare, Inc. (a)                    16,000           276,000
Province Healthcare Co. (a)                     97,905         2,697,283
Tenet Healthcare Corp. (a)                      65,000         3,738,800
                                                            ------------
                                                              31,448,550
                                                            ------------
MEDICAL INSTRUMENTS-4.79%
Ciphergen Biosystems, Inc. (a)                  72,400           322,180
Medtronic, Inc.                                 35,000         1,410,500
Molecular Devices Corp. (a)                    307,850         4,984,092
Thermo Electron Corp. (a)                      141,418         2,989,577
                                                            ------------
                                                               9,706,349
                                                            ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

30                                           ORBITEX HEALTH & BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        Shares          Market Value
====================================================================================================
PHARMACEUTICALS-28.30%
3-Dimensional Pharmaceuticals, Inc. (a)                                  357,825      $  3,073,717
Alkermes, Inc. (a)                                                       108,975         2,795,209
American Home Products Corp.                                             153,000         8,541,990
AmerisourcesBergen Corp. (a)                                              40,585         2,579,583
BioMarin Pharmaceuticals, Inc. (a)                                       275,133         3,136,516
BioMarin Pharmaceuticals, Inc - Warrants (a)                              41,269                 -
Cell Therapeutics, Inc. (a)                                               94,557         2,839,547
Elan Corp. PLC ADR (a)                                                    86,600         3,953,290
ImmunoGen, Inc. (a)                                                       21,050           305,015
Intermune, Inc. (a)                                                       65,000         2,838,550
Merck & Co.                                                              116,350         7,424,294
Omnicare, Inc.                                                           121,640         2,418,203
Pfizer, Inc.                                                             131,050         5,490,995
Schering-Plough Corp.                                                    233,300         8,674,094
Vertex Pharmaceuticals, Inc. (a)                                           8,600           210,700
ViroPharma, Inc. (a)\^                                                   122,200         3,058,662
                                                                                      ------------
                                                                                        57,340,365
                                                                                      ------------

--------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS-(cost $214,823,916)                                                179,470,848
--------------------------------------------------------------------------------------------------

PREFERRED STOCKS-4.15%
BIOTECHNOLOGY-4.15%
Discovery Therapies Series D (b)(c)                                      218,182         2,400,002
Mitokor Series F (b)(d)                                                  401,335         3,010,013
Vitagen, Inc. Series (b)(e)                                            2,500,000         3,000,000
--------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS-(COST $5,410,015)                                                 8,410,015
--------------------------------------------------------------------------------------------------

                                                                      Principal
                                                                       Amount
                                                                       ------
SHORT TERM INVESTMENT-8.39%
COMMERCIAL PAPER-8.39%
Household Financial Corp, 4.30%, due 11/1/01 (cost $17,001,015)      $17,001,015        17,001,015
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $237,234,946)-101.12%                                          204,881,878
--------------------------------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(1.12)%                                                   (2,280,755)
--------------------------------------------------------------------------------------------------
NET ASSETS-100.00%                                                                    $202,601,123
==================================================================================================

--------------------------------------------------------------------------------
 +  All or a portion of this security is on loan (Note 8).
(a) Denotes non-income producing security
(b) Fair valued under the direction of the Board of Trustees
(c) Private Placement Security purchased 2/7/01 as a unit at a cost of
    $2,400,002
(d) Private Placement Security purchased 8/22/00 as a unit at a cost of
    $3,010,012
(e) Private Placement Security purchased 6/18/01 as a unit at a cost of
    $3,000,000
ADR-American Depositary Receipt

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX HEALTH & BIOTECHNOLOGY FUND                                           31
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                               Shares     Market Value
================================================================================
SHORT SALES
BIOTECHNOLOGY
ImClome Systems, Inc.                          32,354     $1,979,741

HEALTHCARE CARE SERVICES
Biotech Holders Trust Depository Receipts       7,600        961,780
--------------------------------------------------------------------------------
TOTAL SHORT SALES-(Proceeds $2,845,757)                   $2,941,521
================================================================================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

32                                         ORBITEX ENERGY & BASIC MATERIALS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                          Shares      Market Value
================================================================================

COMMON STOCKS-89.98%
BASE METALS-13.03%

Anglogold Ltd.                            10,000      $  165,900
Bethlehem Steel Corp. (a)                  6,700           2,077
Inco Ltd. (a)                             15,000         204,600
Ipsco, Inc.                               27,000         282,150
Ispat International NV                   131,100         110,124
Newmont Mining Corp.                       5,000         116,000
Novamerican Steel, Inc. (a)               10,511          47,300
Usinor SA (a)                             16,850         177,569
                                                      ----------
                                                       1,105,720
                                                      ----------
ENERGY-ALTERNATE SOURCES-5.74%
Capstone Turbine Corp. (a)                60,000         304,200
Intermagnetics General Corp. (a)             632          18,221
Westport Innovations, Inc. (a)            50,000         165,448
                                                      ----------
                                                         487,869
                                                      ----------
METAL PRODUCERS-2.26%
SouthernEra Resources Ltd. (a)           100,000         192,235
                                                      ----------
NATURAL GAS-4.37%
Meridian Resource Corp. (a)               35,000         149,100
Noble Affiliates, Inc.                     6,000         221,820
                                                      ----------
                                                         370,920
                                                      ----------
OIL PRODUCTION-38.98%
Apache Corp.                               3,000         154,800
Conoco, Inc. (a)                          20,000         514,000
Devon Energy Corp.                        10,000         383,000
Diamond Offshore Drilling, Inc.           10,000         276,000
EOG Resources, Inc.                        5,000         176,850
Patterson-UTI Energy, Inc. (a)            25,000         450,500
Precision Drilling Corp. (a)               5,000         126,900
Stone Energy Corp. (a)                    10,000         395,500
Unocal Corp.                               6,000         193,200
Valero Energy Corp.                       10,000         376,000
Vintage Petroleum, Inc. (a)               15,000         262,350
                                                      ----------
                                                       3,309,100
                                                      ----------
OIL SERVICE-25.60%
Pride International, Inc. (a)             20,000         257,200
Santa Fe International Corp.              25,000         608,500
Shaw Industries Ltd. (a)                  41,100         371,728
Smith International, Inc. (a)              5,000         236,500
SNC-Lavelin Group, Inc.                   30,000         449,073
Superior Energy Services Inc. (a)         10,000          79,000
Weatherford International, Inc. (a)        5,000         171,150
                                                      ----------
                                                       2,173,151
                                                      ----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX ENERGY & BASIC MATERIALS FUND                                         33
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                Market Value
================================================================================
TOTAL COMMON STOCKS-(cost $8,084,552)           $7,638,995
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $8,084,552)-89.98%       7,638,995
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-10.02%               850,713
--------------------------------------------------------------------------------
NET ASSETS-100.00%                              $8,489,708
================================================================================

--------------------------------------------------------------------------------
(a) Denotes non-income producing security

--------------------------------------------------------------------------------
See Notes to Financial Statements.

34                                               ORBITEX FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   Shares     Market Value
================================================================================
COMMON STOCKS-98.19%
APPLICATIONS SOFTWARE-1.00%

Checkfree Corp. (a)                                 4,625     $   65,120
                                                              ----------
COMMERCIAL BANKS-23.65%
Bank of New York, Inc.(The)                         5,900        200,659
Banknorth Group, Inc.                               9,075        199,015
Boston Private Financial Holdings, Inc.             3,000         60,930
FleetBoston Financial Corp.                         7,500        246,450
Mellon Financial Corp.                              4,900        164,640
NCO Group, Inc. (a)                                 6,000         98,100
PrivateBancorp, Inc.                                5,000         81,600
Washington Mutual, Inc.                             6,088        183,781
Wells Fargo & Co.                                   8,075        318,962
                                                              ----------
                                                               1,554,137
                                                              ----------
DIVERSIFIED FINANCIAL SERVICES-12.66%
Citigroup, Inc.                                     6,933        315,606
Concord Efs, Inc. (a)                               8,300        227,171
Investors Financial Services Corp.                  2,000        105,800
J.P. Morgan Chase & Co.                             3,748        132,512
Waddell & Reed Financial, Inc.                      2,000         50,980
                                                              ----------
                                                                 832,069
                                                              ----------
FINANCE-COMMERCIAL SERVICES-1.99%
Euronet Services, Inc. (a)                         10,000        130,500
                                                              ----------
FINANCE-CREDIT CARDS-4.81%
Household International, Inc.                       3,800        198,740
Metris Companies, Inc.                              7,250        117,522
                                                              ----------
                                                                 316,262
                                                              ----------
FINANCE-INVESTMENT BANKING-2.68%
Lehman Brothers Holdings, Inc.                      2,400        149,904
Merrill Lynch & Co.                                   600         26,226
                                                              ----------
                                                                 176,130
                                                              ----------
FINANCIAL TECHNOLOGY PROCESSING SERVICES-7.35%
BISYS Group, Inc. (The) (a)                         3,200        166,464
Ceridian Corp. (a)                                  8,150        134,394
Fiserv, Inc. (a)                                    3,150        117,149
ProBusiness Services, Inc. (a)                      3,725         65,113
                                                              ----------
                                                                 483,120
                                                              ----------
INSURANCE BROKERS-4.93%
Gallagher (Arthur J.) & Co.                         3,500        127,890
Marsh & McClennan Cos., Inc.                        2,025        195,919
                                                              ----------
                                                                 323,809
                                                              ----------
INSURANCE-FINANCE GUARANTEE-2.19%
AMBAC Financial Group, Inc.                         3,000        144,000
                                                              ----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX FINANCIAL SERVICES FUND                                               35
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  Shares     Market Value
================================================================================
INSURANCE-LIFE/HEALTH-8.75%
AFLAC, Inc.                                       7,200      $  176,118
Nationwide Financial Services, Inc. Class A       3,300         112,266
Oxford Health Plans, Inc. (a)                       500          11,780
Trigon Heathcare, Inc.                            2,500         153,475
Universal Heath Services, Inc. (a)                3,000         121,170
                                                             ----------
                                                                574,809
                                                             ----------
INSURANCE-MULTI-LINE-15.41%
Allstate Corp.                                    5,525         173,375
American International Group                      2,350         184,710
Hartford Financial Services Group                 4,800         259,200
HCC Insurance Holdings, Inc.                      8,000         219,920
MetLife, Inc.                                     4,150         111,635
Vesta Insurance Group, Inc.                       5,000          63,700
                                                             ----------
                                                              1,012,540
                                                             ----------
INSURANCE-SPECIALTY-5.04%
Annuity and Life Re Holdings, Ltd.                3,500          81,340
Everest Re Group Ltd.                             2,050         137,042
XL Capital Ltd. Class A                           1,300         112,918
                                                             ----------
                                                                331,300
                                                             ----------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-5.48%
Affiliated Managers Group, Inc. (a)                 725          44,732
Allied Capital Corp.                              9,525         214,503
Eaton Vance Corp.                                 1,500          42,150
SEI Investments Co.                               1,900          58,425
                                                             ----------
                                                                359,810
                                                             ----------
MORTGAGE/GOVERNMENT SPONSORED ENTITIES-0.61%
Fannie Mae                                          500          40,480
                                                             ----------
REAL ESTATE INVESTMENT TRUSTS-1.64%
Cabot Industrial Trust                            2,500          59,550
Equity Residential Properties Trust               1,850          48,007
                                                             ----------
                                                                107,557
                                                             ----------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS-(cost $6,824,432)                         6,451,643
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $6,824,432)-98.19%                    6,451,643
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.81%                             118,781
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                           $6,570,424
================================================================================

(a) Denotes non-income producing security
ADR-American Depository Receipt


--------------------------------------------------------------------------------
See Notes to Financial Statements.

36                                                         ORBITEX FOCUS 30 FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                          Shares     Market Value
================================================================================
COMMON STOCKS-93.80%
BASIC MATERIALS-8.94%
Alcoa, Inc.                                7,900     $  254,933
DuPont (E.I.) de Nemours and Co.           8,250        329,918
International Paper Co.                    7,850        281,030
                                                     ----------
                                                        865,881
                                                     ----------
CAPITAL GOODS-18.75%
Boeing Co.                                 7,000        228,200
Caterpillar, Inc.                          6,900        308,568
General Electric Co.                       6,425        233,934
Minnesota Mining & Manufacturing Co.       6,300        657,596
United Technologies Corp.                  7,200        388,008
                                                     ----------
                                                      1,816,306
                                                     ----------
COMMUNICATION SERVICES-3.52%
AT&T Corp.                                 8,151        124,295
AT&T Wireless Group (a)                    2,623         37,874
SBC Communications, Inc.                   4,700        179,117
                                                     ----------
                                                        341,286
                                                     ----------
CONSUMER CYCLICALS-9.74%
General Motors Corp.                       6,200        256,184
The Home Depot, Inc.                       8,062        308,210
Wal-Mart Stores, Inc.                      7,375        379,075
                                                     ----------
                                                        943,469
                                                     ----------
CONSUMER STAPLES-12.66%
Disney (Walt) Co.                          7,700        143,143
McDonald's Corp.                           8,350        217,684
Philip Morris Companies, Inc.              7,100        332,280
Procter & Gamble Co.                       7,225        533,061
                                                     ----------
                                                      1,226,168
                                                     ----------
ENERGY-5.82%
Exxon Mobil Corp.                         14,300        564,135
                                                     ----------
FINANCIAL-7.94%
American Express Co.                       7,000        206,010
Citigroup, Inc.                            6,866        312,570
J.P. Morgan Chase & Co.                    7,100        251,056
                                                     ----------
                                                        769,636
                                                     ----------
HEALTH CARE-12.70%
Guidant Corp. (a)                          6,400        265,664
Johnson & Johnson                          9,250        535,668
Merck & Co., Inc.                          6,725        429,122
                                                     ----------
                                                      1,230,454
                                                     ----------


--------------------------------------------------------------------------------

See Notes to Financial Statements.

ORBITEX FOCUS 30 FUND                                                         37
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                               Shares     Market Value
================================================================================
TECHNOLOGY-13.73%
Hewlett-Packard Co.                            7,400      $  124,542
Intel Corp.                                    5,950         145,299
International Business Machines Corp.          5,925         640,315
Microsoft Corp. (a)                            7,225         420,134
                                                          ----------
                                                           1,330,290
                                                          ----------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS-(cost $8,967,102)                      9,087,625
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $8,967,102)-93.80%                 9,087,625
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-6.20%                          600,524
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                        $9,688,149
================================================================================

(a) Denotes non-income producing security


--------------------------------------------------------------------------------
See Notes to Financial Statements.

38                                                           ORBITEX GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                               Shares     Market Value
================================================================================
COMMON STOCKS-93.90%
AUTO PARTS-0.13%
Westport Innovations Inc.                       7,400     $    24,486
                                                          -----------
BROADCASTING-3.87%
Clear Channel Communications, Inc. (a)          8,500         324,020
Cox Radio, Inc. Cl. A (a)                       9,200         199,640
Hispanic Broadcasting Corp. (a)                12,000         201,120
                                                          -----------
                                                              724,780
                                                          -----------
BUSINESS SERVICES-1.22%
Global Payments, Inc. (a)                       7,620         228,219
                                                          -----------
COMPUTERS EQUIPMENT-5.31%
Brocade Communications Systems, Inc. (a)        1,000          24,550
Dell Computer Corp. (a)                         6,000         143,880
Electronic Data Systems Corp.                   4,400         283,228
Hewlett Packard Co.                             6,000         100,980
International Business Machines Corp.           2,500         270,175
Veritas Software Co. (a)                        6,000         170,280
                                                          -----------
                                                              993,093
                                                          -----------
COMPUTERS NETWORKS-0.82%
EMC Corp. (a)                                  12,500         154,000
                                                          -----------
EDUCATION SERVICES-1.92%
Sylvan Learning Systems, Inc. (a)              16,050         359,520
                                                          -----------
ELECTRONICS-2.59%
Molecular Devices Corp. (a)                    18,900         305,991
Thermo Electron Corp. (a)                       4,000          84,560
Woodward Governor Co.                           2,000          94,320
                                                          -----------
                                                              484,871
                                                          -----------
ENERGY-ALTERNATE SOURCES-0.89%
Astropower, Inc. (a)                            3,000         115,530
Capstone Turbine Corp. (a)                     10,000          50,700
                                                          -----------
                                                              166,230
                                                          -----------
FINANCIAL SERVICES-21.39%
Allied Capital Corp.                           12,000         270,240
Bank of New York Co., Inc. (The)               19,080         648,911
Biotech Holders Trust Depository Receipts       5,000         632,750
Citigroup, Inc.                                 8,880         404,218
Concord Efs, Inc. (a)                          16,338         447,171
FleetBoston Financial Corp.                     5,870         192,888
Household International, Inc.                   4,850         253,655
J.P. Morgan Chase & Co.                         5,172         182,882
Mellon Financial Corp.                         15,000         504,000
Washington Mutual, Inc.                         5,800         175,102
Wells Fargo & Co.                               7,388         291,826
                                                          -----------
                                                            4,003,643
                                                          -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ORBITEX GROWTH FUND                                                           39
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    Shares     Market Value
================================================================================
FOOD-0.00%(B)
Safeway, Inc. (a)                                        2     $       83
                                                               ----------
HEALTHCARE & BIOTECHNOLOGY-24.03%
American Home Products Corp.                        10,700        597,381
AmerisourceBergen Corp. (a)                          2,000        127,120
Amgen, Inc. (a)                                      2,300        130,686
Cell Genesys, Inc. (a)                                 261          4,672
Cubist Pharmaceuticals, Inc. (a)                     1,830         73,749
Elan Corp, PLC-ADR (a)                               4,500        205,425
Genetech, Inc. (a)                                   1,900         99,275
HCA, Inc.                                            1,098         43,546
Health Management Associates, Inc. Class A (a)       3,600         70,164
HealthSouth Corp. (a)                                6,372         82,963
Human Genome Science, Inc. (a)                       1,000         42,630
IDEC Pharmaceuticals Corp. (a)                         500         29,980
Immunogen, Inc. (a)                                    350          5,072
Johnson & Johnson                                    4,000        231,640
Medtronic, Inc. (a)                                  5,125        206,538
Merck & Co., Inc.                                   10,000        638,100
Millenium Pharmaceuticals, Inc. (a)                  5,070        129,082
Myriad Genetics, Inc. (a)                            1,250         57,500
Pfizer, Inc.                                         7,000        293,300
Protein Design Labs, Inc. (a)                        2,098         69,254
Schering-Plough Corp.                               14,700        546,546
Sepracor, Inc. (a)                                  12,500        593,000
TELIK, Inc. (a)                                      1,939         15,222
Tenet Healthcare Corp. (a)                           2,300        132,296
Visible Genetics, Inc. (a)                           5,000         72,550
                                                               ----------
                                                                4,497,691
                                                               ----------
INSURANCE-4.27%
AFLAC, Inc.                                          5,400        132,084
American International Group, Inc.                       1             79
Hartford Financial Services Group, Inc.              5,282        285,228
Marsh & Mclennan Cos., Inc.                          3,950        382,162
                                                               ----------
                                                                  799,553
                                                               ----------
MEDIA-8.37%
AOL-Time Warner, Inc. (a)                            3,000         93,630
Comcast Corp. Class A.                               5,000        179,200
Entercom Communications Corp. (a)                    3,200        107,840
Goldcorp, Inc.                                      20,000        235,200
Radio One, Inc. (a)                                 26,350        306,978
Westwood One, Inc. (a)                              27,050        643,519
                                                               ----------
                                                                1,566,367
                                                               ----------
METAL FABRICATE & HARDWARE-0.97%
Maverick Tube Corp. (a)                             15,000        181,500
                                                               ----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.


40                                                           ORBITEX GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                             Shares     Market Value
================================================================================
OIL & GAS SERVICES-1.91%
Global Marine, Inc. (a)                       3,500     $    56,350
Shaw Industries Ltd.                         20,000         180,890
Transocean Sedco Forex, Inc.                  4,000         120,600
                                                        -----------
                                                            357,840
                                                        -----------
SEMICONDUCTOR-4.06%
Applied Materials, Inc. (a)                   4,000         136,440
Applied Micro Circuits Corp. (a)              5,000          55,150
Micron Technology, Inc. (a)                   9,000         204,840
Qlogic Corp. (a)                              1,000          39,350
Texas Instruments, Inc.                       6,000         167,940
Transmetta Corp. (a)                         14,000          24,780
Vitesse Semiconductors Corp. (a)              4,200          39,648
Xilinx, Inc. (a)                              3,000          91,260
                                                        -----------
                                                            759,408
                                                        -----------
SOFTWARE-7.57%
BEA Systems, Inc. (a)                        15,000         182,100
Computer Associates International, Inc.       5,000         154,600
Compuware Corp. (a)                           6,200          63,736
First Data Corp.                              3,000         202,710
Information Corp. (a)                         1,700          15,759
Microsoft Corp. (a)                           3,500         203,525
National Data Corp.                           9,525         335,280
Oracle Corp. (a)                              6,000          81,360
PeopleSoft, Inc. (a)                          4,297         127,922
Rational Sotfware Corp. (a)                   3,792          49,751
                                                        -----------
                                                          1,416,743
                                                        -----------
TELECOMMUNICATIONS-4.58%
Ciena Corp. (a)                               7,000         113,820
Cisco Systems, Inc. (a)                       4,000          67,680
SBC Communications, Inc.                      9,000         342,900
Verizon Communications, Inc.                  4,000         199,240
WorldCom, Inc. (a)                           10,000         134,590
                                                        -----------
                                                            858,230
                                                        -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS-(cost $20,012,448)                   17,576,257
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $20,012,448)-93.90%              17,576,257
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-6.10%                       1,142,481
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                      $18,718,738
================================================================================

(a) Denotes non-income producing security
(b) Amount shown represents less than 0.01%
ADR-American Depositary Receipt


--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX AMERIGO FUND                                                          41
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                             Shares      Market Value
=====================================================================================
REGISTERED INVESTMENT COMPANIES-99.76%
BOND FUNDS-2.17%
Rydex U.S. Government Bond Fund                              66,526      $   714,491
------------------------------------------------------------------------------------
TOTAL BOND FUNDS (COST $617,780)                                             714,491
------------------------------------------------------------------------------------

EQUITY FUNDS-88.10%
INTERNATIONAL EQUITY-3.13%
Janus Overseas Fund                                          55,718        1,026,875
                                                                         -----------
LARGE CAP BLEND-19.68%
Gateway Fund                                                 21,206          451,253
S&P Depositary Receipts*                                     42,400        4,489,312
SSgA Growth & Income Fund                                    83,994        1,519,451
                                                                         -----------
                                                                           6,460,016
                                                                         -----------
LARGE CAP GROWTH-12.41%
Janus Global Technology Fund                                 20,936          226,739
Janus Growth and Income Fund                                 30,469          852,818
Nasdaq-100 Share Index Tracking Stock (a)                    16,500          559,351
Rydex OTC Fund                                              183,290        1,757,747
White Oak Growth Stock Fund (a)                              19,600          676,969
                                                                         -----------
                                                                           4,073,624
                                                                         -----------
LARGE CAP VALUE-8.01%
Masters Select Equity Fund (a)                              235,773        2,628,870
                                                                         -----------
MID CAP GROWTH-11.32%
Artisan Mid Cap Fund (a)                                    118,417        2,633,598
Federated Kaufman Fund Class A (a)                          185,959          786,605
Undiscovered Managers Behavorial Growth Fund (a)             22,880          297,668
                                                                         -----------
                                                                           3,717,871
                                                                         -----------
MID CAP VALUE-20.30%
Fidelity Advisor Natural Resources Fund                      21,776          488,437
Franklin Mutual Series Fund Inc.-Mutual Qualified Fund      121,066        1,972,161
Oakmark Select Fund Class I                                 129,720        3,249,498
Weitz Partners, Inc.-Partners Value Fund                     50,355          953,725
                                                                         -----------
                                                                           6,663,821
                                                                         -----------
SMALL CAP GROWTH-7.13%
Fidelity Advisors Small Cap Fund (a)                         24,204          384,837
Hennessy Cornerstone Growth Fund (a)                         67,701          916,670
Turner Small Cap Growth Fund (a)                             59,622        1,038,018
                                                                         -----------
                                                                           2,339,525
                                                                         -----------

------------------------------------------------------------------------------------
See Notes to Financial Statements.

42                                                          ORBITEX AMERIGO FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   Shares       Market Value
================================================================================
SMALL CAP VALUE-6.12%
Strong Advisor Small Cap Value Fund (a)             71,216      $ 1,303,964
Weitz Series Hickory Fund (a)                       33,699          705,995
                                                                -----------
                                                                  2,009,959
--------------------------------------------------------------------------------
TOTAL EQUITY FUNDS (cost $34,859,930)                            28,920,561
--------------------------------------------------------------------------------

MONEY MARKET FUNDS-9.49%
BNY Hamilton Fund                                  453,224          453,224
Flex Institutional Fund                          2,662,767        2,662,767
--------------------------------------------------------------------------------
TOTAL MONEY MARKET FUNDS (cost $3,115,991)                        3,115,991
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $38,593,701)-99.76%                      32,751,043
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.24%                                  77,987
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                              $32,829,030
================================================================================

--------------------------------------------------------------------------------
(a) Denotes non-income producing security
 * Standard & Poors Depositary Receipts are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 index.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX CLERMONT FUND                                                         43
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    Shares      Market Value
================================================================================
REGISTERED INVESTMENT COMPANIES-98.64%
BOND FUNDS-26.81%

Fidelity Advisor Short Term Fixed Income Fund       48,184      $  457,747
Pioneer High Yield Bond Fund Class A                52,475         546,268
Pimco Real Return Fund                              28,302         303,679
Rydex U.S. Government Bond Fund                     36,900         396,301
Strong Corporate Bond Fund                          80,731         871,082
--------------------------------------------------------------------------------
TOTAL BOND FUNDS (cost $2,473,107)                               2,575,077
--------------------------------------------------------------------------------

EQUITY FUNDS-61.45%
INTERNATIONAL EQUITY-9.20%
Artisan International Fund (a)                       4,254          73,761
Tweedy Browne Global Value Fund                     44,857         810,120
                                                                ----------
                                                                   883,881
                                                                ----------
LARGE CAP BLEND-18.06%
Gateway Fund                                        15,798         336,184
S&P Depositary Receipts*                            13,200       1,397,616
                                                                ----------
                                                                 1,733,800
                                                                ----------
LARGE CAP GROWTH-6.18%
Invesco Growth Fund (a)                            228,536         518,778
Rydex OTC Fund (a)                                   7,816          74,952
                                                                ----------
                                                                   593,730
                                                                ----------
MID CAP VALUE-16.88%
Oakmark Select Fund Class I                         42,802       1,072,178
Weitz Series Fund, Inc.-Value Fund                  17,735         548,554
                                                                ----------
                                                                 1,620,732
                                                                ----------
SMALL CAP GROWTH-4.99%
Baron Growth Fund (a)                               17,124         478,972
                                                                ----------
SMALL CAP VALUE-6.14%
American Century Small Cap Value Fund               12,804          93,087
Third Avenue Value Fund                             14,393         496,554
                                                                ----------
                                                                   589,641
--------------------------------------------------------------------------------
TOTAL EQUITY FUNDS (cost $6,896,210)                             5,900,756
--------------------------------------------------------------------------------
MONEY MARKET FUNDS-10.38%
BNY Hamilton Fund                                  351,089         351,089
Flex Institutional Fund                            645,261         645,261
--------------------------------------------------------------------------------
TOTAL MONEY MARKET FUNDS (COST $996,350)                           996,350
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $10,365,667)-98.64%                      9,472,183
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.36%                                130,515
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                              $9,602,698
================================================================================

--------------------------------------------------------------------------------
(a) Denotes non-income producing security.
 * Standard & Poors Depositary Receipts are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 index.


--------------------------------------------------------------------------------
See Notes to Financial Statements.

44                                                        ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         Info-Tech &         Health &       Energy & Basic
                                                                       Communications     Biotechnology       Materials
                                                                            Fund               Fund              Fund
                                                                      ----------------   ---------------   ---------------
ASSETS
Investments in securities, at value (Note 2) ......................    $   56,779,647     $ 187,880,863     $  7,638,995
Short term investments (Note 2) ...................................                 -        17,001,015                -
------------------------------------------------------------------------------------------------------------------------
Total Investments .................................................        56,779,647       204,881,878        7,638,995
------------------------------------------------------------------------------------------------------------------------
Cash ..............................................................         3,971,789         1,603,429          567,749
Segregated Cash ...................................................         1,039,764           297,724                -
Collateral held for securities loaned at value (Note 8) ...........         3,654,143        16,814,149                -
Receivable for securities sold ....................................           944,112         4,191,654                -
Interest and dividends receivable .................................            36,105           437,049           24,178
Receivable for fund shares sold ...................................           630,195           956,825          257,839
Receivable due from advisor (Note 3) ..............................            44,571                 -            2,996
Deferred organizational costs (Note 2) ............................             2,891                 -            3,017
Prepaid expenses and other assets .................................            47,878            29,499           16,157
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS ......................................................        67,151,095       229,212,207        8,510,931
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Securities lending collateral (Note 8) ............................         3,654,143        16,814,149                -
Payable for securities purchased ..................................            37,520         2,083,717                -
Cost of securities sold short (Note 2) ............................                 -         2,845,757                -
Margin payable ....................................................                 -            95,764                -
Payable to advisor (Note 3) .......................................                 -           219,532                -
Payable to affiliates (Note 3) ....................................            69,132           106,773            6,500
Payable for fund shares redeemed ..................................                 -         4,219,941                -
Payable for distribution fees (Note 3) ............................            44,888           134,033            5,412
Payable for trustee fees (Note 3) .................................               765               975              556
Accrued reserve liability (Notes 1 and 10) ........................                 -                 -                -
Accrued expenses and other liabilities ............................           186,592            90,443            8,755
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES .................................................         3,993,040        26,611,084           21,223
------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................    $   63,158,055     $ 202,601,123     $  8,489,708
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Paid in capital ...................................................    $  311,838,476     $ 279,657,745     $ 10,121,102
Undistributed net investment income (loss) ........................          (889,564)       (1,719,438)         (94,689)
Accumulated net realized gain (loss) on investments ...............      (246,427,121)      (42,888,352)      (1,091,148)
Net unrealized appreciation (depreciation) on investments .........        (1,363,736)      (32,448,832)        (445,557)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................    $   63,158,055     $ 202,601,123     $  8,489,708
========================================================================================================================


--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                              45
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



   Financial
   Services         Focus 30          Growth            Amerigo          Clermont
     Fund             Fund             Fund              Fund              Fund
--------------   -------------   ----------------   --------------   ---------------
 $ 6,451,643      $ 9,087,625     $  17,576,257      $ 29,635,052      $ 8,475,833
           -                -                 -         3,115,991          996,350
------------------------------------------------------------------------------------
   6,451,643        9,087,625        17,576,257        32,751,043        9,472,183
------------------------------------------------------------------------------------
      53,184          891,503         1,002,913                 -                -
           -                -           278,954                 -                -
           -                -                 -                 -                -
           -                -            30,162                 -          310,703
      18,319           23,237            35,231            60,494           15,537
      43,636                -                 -           106,536           80,775
      17,177           19,662                 -                 -           20,034
           -                -             2,804             6,482            6,482
      33,220           37,097            25,082            17,543           19,316
------------------------------------------------------------------------------------
   6,617,179       10,059,124        18,951,403        32,942,098        9,925,030
------------------------------------------------------------------------------------
           -                -                 -                 -                -
           -                -            97,146                 -          300,000
           -                -                 -                 -                -
           -                -                 -                 -                -
           -                -             5,872            39,459                -
         709           15,900             2,732            55,580                -
      19,465          243,346            66,982                 -                -
       4,463            1,686            11,849             2,537              156
         425              315               617               667              746
           -           83,319                 -                 -                -
      21,693           26,409            47,467            14,825           21,430
------------------------------------------------------------------------------------
      46,755          370,975           232,665           113,068          322,332
------------------------------------------------------------------------------------
 $ 6,570,424      $ 9,688,149     $  18,718,738      $ 32,829,030      $ 9,602,698
------------------------------------------------------------------------------------
 $ 7,225,772      $ 9,745,003     $  40,400,067      $ 38,271,641      $10,362,358
     (38,484)        (164,928)         (188,375)           96,362           88,281
    (244,075)         (12,449)      (19,056,763)          303,685           45,543
    (372,789)         120,523        (2,436,191)       (5,842,658)        (893,484)
------------------------------------------------------------------------------------
 $ 6,570,424      $ 9,688,149     $  18,718,738      $ 32,829,030      $ 9,602,698
====================================================================================


--------------------------------------------------------------------------------

46                                                        ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                               Info-Tech &       Health &     Energy & Basic
                                                                             Communications   Biotechnology     Materials
                                                                                  Fund             Fund            Fund
                                                                            ---------------- --------------- ---------------
CLASS A SHARES:
Net Assets ................................................................     $24,956,827    $ 72,271,533      $4,162,040
Net asset value per share (based on shares of beneficial interest
 outstanding, no par value per share) .....................................     $      8.89    $      17.34      $    14.35
Maximum sales charge (Note 1) .............................................            5.75%           5.75%           5.75%
-----------------------------------------------------------------------------------------------------------------------------
Offering price per share ..................................................     $      9.43    $      18.40      $    15.23
-----------------------------------------------------------------------------------------------------------------------------
Total shares outstanding at end of period .................................       2,808,085       4,168,269         290,028
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Net Assets ................................................................     $33,338,337    $ 88,177,281      $4,327,668
Net asset value and offering price per share (based on shares of beneficial
 interest outstanding, no par value per share)* ...........................     $      8.63    $      17.07      $    14.15
-----------------------------------------------------------------------------------------------------------------------------
Total shares outstanding at end of period .................................       3,863,421       5,166,193         305,943
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
Net Assets ................................................................     $ 4,862,891    $ 42,152,309      $       -
Net asset value and offering price per share (based on shares of
 beneficial interest outstanding, no par value per share)* ................     $      8.68    $      17.08      $       -
Maximum sales charge (Note 1) .............................................            1.00%           1.00%             -
-----------------------------------------------------------------------------------------------------------------------------
Offering price per share ..................................................     $      8.77    $      17.25      $       -
-----------------------------------------------------------------------------------------------------------------------------
Total shares outstanding at end of period .................................         560,272       2,468,320              -
-----------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES:
Net Assets ................................................................     $        -     $         -       $       -
Net asset value and offering price per share (based on shares of beneficial
 interest outstanding, no par value per share) ............................     $        -     $         -       $       -
-----------------------------------------------------------------------------------------------------------------------------
Total shares outstanding at end of period .................................              -               -               -
-----------------------------------------------------------------------------------------------------------------------------
CLASS N SHARES:
Net Assets ................................................................     $        -     $         -       $       -
Net asset value and offering price per share (based on shares of beneficial
 interest outstanding, no par value per share) ............................     $        -     $         -       $       -
-----------------------------------------------------------------------------------------------------------------------------
Total shares outstanding at end of period .................................              -               -               -
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST ......................................................     $58,143,383    $237,234,946      $8,084,552
=============================================================================================================================

-----------
* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                              47
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    Financial
    Services          Focus 30          Growth           Amerigo          Clermont
      Fund              Fund             Fund             Fund              Fund
----------------   -------------   ---------------   --------------   ---------------
  $  3,387,884      $  436,117       $ 9,650,706      $     6,532       $   157,856

  $       9.77      $    12.40       $     19.41      $     11.22       $      9.81
          5.75%           5.75%             5.75%            5.75%             5.75%
-------------------------------------------------------------------------------------
  $      10.37      $    13.16       $     20.59      $     11.90       $     10.41
-------------------------------------------------------------------------------------
       346,917          35,166           497,174              582            16,097
-------------------------------------------------------------------------------------
  $  2,683,550      $1,800,031       $ 7,679,894      $         -       $         -

  $       9.70      $    12.24       $     19.21      $         -       $         -
-------------------------------------------------------------------------------------
       276,529         147,029           399,821                -                 -
-------------------------------------------------------------------------------------
  $    498,990      $        -       $ 1,388,138      $ 2,836,558       $   143,139

  $       9.72      $        -       $     19.20      $     11.16       $      9.78
          1.00%                             1.00%            1.00%             1.00%
-------------------------------------------------------------------------------------
  $       9.82      $        -       $    19.39       $     11.27       $      9.88
-------------------------------------------------------------------------------------
        51,349               -            72,282          254,232            14,631
-------------------------------------------------------------------------------------
  $          -      $7,452,001       $         -      $         -       $         -

  $          -      $    12.49       $         -      $         -       $         -
-------------------------------------------------------------------------------------
             -         596,547                 -                -                 -
-------------------------------------------------------------------------------------
  $          -      $        -       $         -      $29,985,940       $ 9,301,703
  $          -      $        -       $         -      $     11.13       $      9.85
-------------------------------------------------------------------------------------
             -               -                 -        2,694,279           943,984
-------------------------------------------------------------------------------------
  $  6,824,432      $8,967,102       $20,012,448      $38,593,701       $10,365,667
=====================================================================================


--------------------------------------------------------------------------------

48                                                        ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              Info-Tech &        Health &     Energy & Basic
                                                             Communication    Biotechnology     Materials
                                                                  Fund             Fund            Fund
                                                           ----------------- --------------- ---------------
INVESTMENT INCOME:
Interest income ..........................................   $      74,969    $    695,903    $      8,007
Dividend income ..........................................         107,532         276,114          36,583
Securities lending income (Note 8) .......................           7,893          32,655               -
Foreign taxes withheld ...................................            (281)              -          (2,711)
-----------------------------------------------------------------------------------------------------------
Total investment income ..................................         190,113       1,004,672          41,879
-----------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisor fee (Note 3) ..........................         546,175       1,358,407          69,752
Distribution fees (Note 3):
 Class A Shares ..........................................          69,751         156,181          11,156
 Class B Shares ..........................................         227,215         465,463          27,913
 Class C Shares ..........................................          35,348         230,810               -
Reserve expense (Notes 1 and 10) .........................               -               -               -
Transfer agent fees (Note 3) .............................         199,176         339,595          28,927
Printing and postage expense .............................          87,961         130,431           3,114
Registration fees ........................................          44,352          33,098          14,441
Administration fees (Note 3) .............................          43,109          97,020          15,084
Accounting fees (Note 3) .................................          29,667          37,129          16,164
Professional fees ........................................          29,494          57,812           8,940
Custodian fees ...........................................          15,662          24,532          11,524
Insurance ................................................          10,419          20,575             793
Trustees' fees ...........................................           5,465           2,501             489
Amortization of organizational costs (Note 2) ............           2,055               -           2,030
Miscellaneous expenses ...................................           6,512           3,886             100
-----------------------------------------------------------------------------------------------------------
Total expenses before waivers and reimbursements .........       1,352,361       2,957,440         210,427
Expense waived and reimbursed (Note 3) ...................        (272,684)       (233,330)        (74,908)
-----------------------------------------------------------------------------------------------------------
Net Expenses .............................................       1,079,677       2,724,110         135,519
-----------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) .............................        (889,564)     (1,719,438)        (93,640)
-----------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
 Investments .............................................     (49,143,332)      6,233,123      (1,687,182)
-----------------------------------------------------------------------------------------------------------
Total net realized gain (loss) ...........................     (49,143,332)      6,233,123      (1,687,182)
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
 on investments ..........................................      (5,498,793)      5,068,227      (2,396,718)
Net change in unrealized appreciation (depreciation)
 on short sales ..........................................               -         (95,764)              -
-----------------------------------------------------------------------------------------------------------
Total net unrealized appreciation (depreciation) .........      (5,498,793)      4,972,463      (2,396,718)
-----------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ..................     (54,642,125)     11,205,586      (4,083,900)
-----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS ..............................................   $ (55,531,689)   $  9,486,148    $ (4,177,540)
===========================================================================================================


--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                              49
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

   Financial
   Services        Focus 30         Growth         Amerigo         Clermont
     Fund            Fund            Fund            Fund            Fund
-------------- --------------- --------------- --------------- ---------------
  $    1,881    $      1,189    $     10,077    $          -    $          -
      76,407          85,260          84,044         237,022         158,501
           -               -             265               -               -
        (398)              -            (528)              -               -
------------------------------------------------------------------------------
      77,890          86,449          93,858         237,022         158,501
------------------------------------------------------------------------------
      58,889          39,094          87,071         182,703          53,245
       9,785           1,279          23,935               4             130
      19,944           5,722          47,697               -               -
       2,706               -           8,562          14,834             586
           -          33,828               -               -               -
      44,200          37,037          52,440          41,229          40,208
       2,928           4,751          15,640           9,568           3,058
      32,544          20,285          35,050          43,601          53,151
      18,292          26,895          17,158          24,307          26,895
      19,173          28,278          26,200          26,761          28,100
       8,238          12,660          13,852          15,201           8,641
      10,896           5,733          24,288           6,142           4,571
         426           2,330             136           2,981             958
       1,983           1,881             957           2,191           2,191
           -               -           2,037           5,965           5,965
         208             280             632           1,828           1,584
------------------------------------------------------------------------------
     230,212         220,053         355,655         377,315         229,283
    (113,838)       (118,966)        (73,422)       (124,461)       (159,063)
------------------------------------------------------------------------------
     116,374         101,087         282,233         252,854          70,220
------------------------------------------------------------------------------
     (38,484)        (14,638)       (188,375)        (15,832)         88,281
------------------------------------------------------------------------------
    (185,241)         62,064        (754,139)     (1,844,762)       (425,990)
------------------------------------------------------------------------------
    (185,241)         62,064        (754,139)     (1,844,762)       (425,990)
------------------------------------------------------------------------------
    (662,658)     (1,475,654)     (4,113,963)     (3,557,451)       (658,846)
           -               -               -               -               -
------------------------------------------------------------------------------
    (662,658)     (1,475,654)     (4,113,963)     (3,557,451)       (658,846)
------------------------------------------------------------------------------
    (847,899)     (1,413,590)     (4,868,102)     (5,402,213)     (1,084,836)
------------------------------------------------------------------------------
  $ (886,383)   $ (1,428,228)   $ (5,056,477)   $ (5,418,045)   $   (996,555)
==============================================================================


--------------------------------------------------------------------------------

50                                                        ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                             Info-Tech &       Health &      Energy & Basic
                                                                           Communications    Biotechnology     Materials
                                                                                Fund             Fund             Fund
                                                                          ---------------- ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss) ............................................  $    (889,564)   $  (1,719,438)   $    (93,640)
Net realized gain (loss) on investments..................................    (49,143,332)       6,233,123      (1,687,182)
Net change in unrealized appreciation (depreciation) on
 investments ............................................................     (5,498,793)       5,068,227      (2,396,718)
Net change in unrealized appreciation (depreciation) on
 short sales ............................................................              -          (95,764)              -
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations .........    (55,531,689)       9,486,148      (4,177,540)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gains:
 Class A ................................................................              -                -               -
 Class B ................................................................              -                -               -
 Class C ................................................................              -                -               -
 Class D ................................................................              -                -               -
 Class N ................................................................              -                -               -
From Investment Income:
 Class A ................................................................              -                -               -
 Class B ................................................................              -                -               -
 Class C ................................................................              -                -               -
 Class D ................................................................              -                -               -
 Class N ................................................................              -                -               -
---------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions to Shareholders .......................              -                -               -
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 6) ........................................     (9,383,423)     (18,827,207)     (1,812,667)
---------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets .................................    (64,915,112)      (9,341,059)     (5,990,207)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period .....................................................    128,073,167      211,942,182      14,479,915
---------------------------------------------------------------------------------------------------------------------------
End of period ...........................................................  $  63,158,055    $ 202,601,123    $  8,489,708
---------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period .............  $    (889,564)   $  (1,719,438)   $    (94,689)
===========================================================================================================================


--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                              51
--------------------------------------------------------------------------------

    Financial
    Services         Focus 30         Growth         Amerigo         Clermont
      Fund             Fund            Fund            Fund            Fund
---------------- --------------- --------------- --------------- ---------------
   $   (38,484)    $   (14,638)    $  (188,375)    $   (15,832)    $    88,281
      (185,241)         62,064        (754,139)     (1,844,762)       (425,990)
      (662,658)     (1,475,654)     (4,113,963)     (3,557,451)       (658,846)
             -               -               -               -               -
--------------------------------------------------------------------------------
      (886,383)     (1,428,228)     (5,056,477)     (5,418,045)       (996,555)
--------------------------------------------------------------------------------
             -               -               -               -               -
             -               -               -               -               -
             -               -               -               -               -
             -               -               -               -               -
             -               -               -               -               -
             -               -               -               -               -
             -               -               -               -               -
             -               -               -               -               -
             -               -               -               -               -
             -               -               -               -               -
--------------------------------------------------------------------------------
             -               -               -               -               -
--------------------------------------------------------------------------------
    (3,454,231)        (62,170)     (3,866,478)       (801,415)     (1,175,878)
--------------------------------------------------------------------------------
    (4,340,614)     (1,490,398)     (8,922,955)     (6,219,460)     (2,172,433)
--------------------------------------------------------------------------------
    10,911,038      11,178,547      27,641,693      39,048,490      11,775,131
--------------------------------------------------------------------------------
   $ 6,570,424     $ 9,688,149     $18,718,738     $32,829,030     $ 9,602,698
--------------------------------------------------------------------------------
   $   (38,484)    $  (164,928)    $  (188,375)    $    96,362     $    88,281
================================================================================

--------------------------------------------------------------------------------

52                                                        ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED APRIL 30, 2001
--------------------------------------------------------------------------------

                                                                               Info-Tech &         Health &       Energy & Basic
                                                                             Communications     Biotechnology       Materials
                                                                                  Fund               Fund              Fund
                                                                            ----------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss) ............................................     $  (5,214,360)     $ (5,059,459)     $ (103,859)
Net realized gain (loss) on investments. ................................      (142,237,708)      (15,100,170)         735,435
Net change in unrealized appreciation (depreciation) on
 investments ............................................................       (52,772,371)       (6,655,253)       1,479,904
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations .........      (200,224,439)      (26,814,882)       2,111,480
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gains:
 Class A ................................................................       (39,636,955)       (2,572,627)        (309,161)
 Class B ................................................................       (47,475,769)       (2,856,655)        (263,168)
 Class C ................................................................        (6,959,743)       (1,524,866)               -
 Class D ................................................................                 -                 -                -
 Class N ................................................................                 -                 -                -
From Investment Income:
 Class A ................................................................                 -                 -                -
 Class B ................................................................                 -                 -                -
 Class C ................................................................                 -                 -                -
 Class D ................................................................                 -                 -                -
 Class N ................................................................                 -                 -                -
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions to Shareholders .......................       (94,072,467)       (6,954,148)        (572,329)
--------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 6) ........................................        30,112,972        65,975,778        6,906,312
--------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets .................................      (264,183,934)       32,206,748        8,445,463
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period .....................................................       392,257,101       179,735,434        6,034,452
--------------------------------------------------------------------------------------------------------------------------------
End of period ...........................................................     $ 128,073,167      $211,942,182      $14,479,915
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period .............     $           -      $          -      $    (1,049)
================================================================================================================================
*For the period August 1, 2000 (commencement of operations) through April 30, 2001
================================================================================================================================


--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                              53
--------------------------------------------------------------------------------

    Financial
    Services         Focus 30         Growth           Amerigo         Clermont
      Fund*            Fund            Fund             Fund             Fund
---------------- --------------- ---------------- ---------------- ---------------
   $   (24,351)    $  (138,121)    $   (646,250)    $    105,065     $   182,450
       (16,145)      1,523,065      (16,912,258)       2,946,348         623,735
       289,869      (2,877,546)       8,379,147      (10,591,118)     (1,458,153)
---------------------------------------------------------------------------------
       249,373      (1,492,602)      (9,179,361)      (7,539,705)       (651,968)
---------------------------------------------------------------------------------
       (26,543)       (172,131)               -                -               -
       (14,321)       (106,463)               -                -               -
        (1,825)              -                -          (42,622)              -
             -               -                -                -               -
             -      (1,790,560)               -       (1,774,491)       (260,132)
             -               -                -                -               -
             -               -                -                -               -
             -               -                -           (4,706)              -
             -               -                -                -               -
             -               -                -         (179,253)       (383,923)
---------------------------------------------------------------------------------
       (42,689)     (2,069,154)               -       (2,001,072)       (644,055)
---------------------------------------------------------------------------------
    10,704,354      (1,373,235)       3,465,415       12,748,514       2,773,124
---------------------------------------------------------------------------------
    10,911,038      (4,934,991)      (5,713,946)       3,207,737       1,477,101
---------------------------------------------------------------------------------
             -      16,113,538       33,355,639       35,840,753      10,298,030
---------------------------------------------------------------------------------
   $10,911,038     $11,178,547     $ 27,641,693     $ 39,048,490     $11,775,131
---------------------------------------------------------------------------------
   $         -     $  (150,290)    $          -     $    112,194     $         -
=================================================================================


=================================================================================


--------------------------------------------------------------------------------

54                                       ORBITEX INFO-TECH & COMMUNICATIONS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                       Class A Shares
                                                             -----------------------------------
                                                                Period Ended
                                                              October 31, 2001     Year Ended
                                                                 (Unaudited)     April 30, 2001
                                                             ------------------ ----------------
Net asset value, beginning of period .......................       $ 16.21        $ 58.99
                                                                   -------        -------
Income (loss) from investment operations:
Net investment income (loss) ...............................         (0.18)        (0.62)
Net realized and unrealized gain (loss) on investments .....         (7.14)       (26.25)
                                                                   -------        -------
 Total income (loss) from investment operations ............         (7.32)       (26.87)
                                                                   -------        -------
Less distributions from net investment income ..............             -             -
Less distributions from net realized gain ..................             -        (15.91)
                                                                   -------        -------
 Total distributions from net investment income and
  net realized gains .......................................             -        (15.91)
                                                                   -------        -------
Net asset value, end of period .............................       $  8.89        $ 16.21
                                                                   =======        =======
Total return(c) ............................................        (45.16)%       (57.91)%
                                                                   =======        =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ......................       $24,957       $51,444
 Ratio of expenses to average net assets(d) ................          2.12%         2.00%
 Ratio of expenses to average net assets before waivers
  and reimbursements(d) ....................................          2.74%         2.14%
 Ratio of net investment income (loss) to average net
  assets(d) ................................................         (1.68)%       (1.54)%
 Portfolio turnover rate ...................................           508%        1,045%




                                                                                  Class A Shares
                                                             ---------------------------------------------------------
                                                                  Year Ended         Year Ended        Period Ended
                                                              April 30, 2000 (b)   April 30, 1999   April 30, 1998 (a)
                                                             -------------------- ---------------- -------------------
Net asset value, beginning of period .......................       $  30.62           $ 19.62             $15.00
                                                                   --------           -------             ------
Income (loss) from investment operations:

Net investment income (loss) ...............................          (0.77)            (0.08)                 -
Net realized and unrealized gain (loss) on investments .....          32.60             11.26               4.62
                                                                   --------           -------             ------
 Total income (loss) from investment operations ............          31.83             11.18               4.62
                                                                   --------           -------             ------
Less distributions from net investment income ..............              -                 -                  -
Less distributions from net realized gain ..................          (3.46)            (0.18)                 -
                                                                   --------           -------             ------
 Total distributions from net investment income and
  net realized gains .......................................          (3.46)            (0.18)                 -
                                                                   --------           -------             ------
Net asset value, end of period .............................       $  58.99           $ 30.62             $19.62
                                                                   ========           =======             ======
Total return(c) ............................................         106.44%            57.43%             30.80%
                                                                   ========           =======             ======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ......................       $182,182           $34,335             $2,440
 Ratio of expenses to average net assets(d) ................           2.00%             2.07%              2.88%
 Ratio of expenses to average net assets before waivers
  and reimbursements(d) ....................................           2.29%             4.04%             39.06%
 Ratio of net investment income (loss) to average net
  assets(d) ................................................          (1.55)%           (0.70)%            (1.27)%
 Portfolio turnover rate ...................................            222%              360%                76%

---------
(a)  The commencement of investment operations was October 22, 1997.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.

ORBITEX INFO-TECH & COMMUNICATIONS FUND                                       55
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                          Class B Shares
                                                                -----------------------------------
                                                                   Period Ended
                                                                 October 31, 2001     Year Ended
                                                                    (Unaudited)     April 30, 2001
                                                                ------------------ ----------------
Net asset value, beginning of period ..........................       $ 15.81          $ 58.35
                                                                      -------          -------
Income (loss) from investment operations:
Net investment income (loss) ..................................         (0.19)           (0.63)
Net realized and unrealized gain (loss) on investments ........         (6.99)          (26.00)
                                                                      -------          -------
 Total income (loss) from investment operations ...............         (7.18)          (26.63)
                                                                      -------          -------
Less distributions from net investment income .................             -                -
Less distributions from net realized gain .....................             -           (15.91)
                                                                      -------          -------
 Total distributions from net investment income and net
  realized gains ..............................................             -           (15.91)
                                                                      -------          -------
Net asset value, end of period ................................       $  8.63          $ 15.81
                                                                      =======          =======
Total return(c) ...............................................        (45.41)%         (58.17)%
                                                                      =======          =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) .........................       $33,338          $66,333
 Ratio of expenses to average net assets(d) ...................          2.72%            2.60%
 Ratio of expenses to average net assets before waivers and
  reimbursements(d) ...........................................          3.35%           2.75%
 Ratio of net investment income (loss) to average net
  assets(d) ...................................................         (2.29)%         (2.13)%
 Portfolio turnover rate ......................................           508%          1,045%


                                                                             Class B Shares
                                                                ----------------------------------------
                                                                     Year Ended          Period Ended
                                                                 April 30, 2000 (b)   April 30, 1999 (a)
                                                                -------------------- -------------------
Net asset value, beginning of period ..........................       $  30.48             $ 18.23
                                                                      --------             -------
Income (loss) from investment operations:

Net investment income (loss) ..................................          (1.10)              (0.08)
Net realized and unrealized gain (loss) on investments ........          32.43               12.51
                                                                      --------             -------
 Total income (loss) from investment operations ...............          31.33               12.43
                                                                      --------             -------
Less distributions from net investment income .................              -                   -
Less distributions from net realized gain .....................          (3.46)              (0.18)
                                                                      --------             -------
 Total distributions from net investment income and net
  realized gains ..............................................          (3.46)              (0.18)
                                                                      --------             -------
Net asset value, end of period ................................       $  58.35             $ 30.48
                                                                      ========             =======
Total return(c) ...............................................         105.25%              68.67%
                                                                      ========             =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) .........................       $185,508             $18,904
 Ratio of expenses to average net assets(d) ...................           2.60%               2.41%
 Ratio of expenses to average net assets before waivers and
  reimbursements(d) ...........................................           2.80%               4.41%
 Ratio of net investment income (loss) to average net
  assets(d) ...................................................          (2.15)%             (1.40)%
 Portfolio turnover rate ......................................            222%                360%

---------
(a)  The commencement of this class was September 16, 1998.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.


--------------------------------------------------------------------------------

56                                       ORBITEX INFO-TECH & COMMUNICATIONS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                                      Class C Shares
                                                                                    ------------------
                                                                                       Period Ended
                                                                                     October 31, 2001
                                                                                        (Unaudited)
                                                                                    ------------------
Net asset value, beginning of period ..............................................       $ 15.87
                                                                                          -------
Income (loss) from investment operations:

Net investment income (loss) ......................................................         (0.25)
Net realized and unrealized gain (loss) on investments ............................         (6.94)
                                                                                          -------
 Total income (loss) from investment operations ...................................         (7.19)
                                                                                          -------
Less distributions from net investment income .....................................             -
Less distributions from net realized gain .........................................             -
                                                                                          -------
 Total distributions from net investment income and net realized gains ............             -
                                                                                          -------
Net asset value, end of period ....................................................       $  8.68
                                                                                          =======
Total return(c) ...................................................................        (45.31)%
                                                                                           ======
Ratios and supplemental data:
 Net assets, end of period (in 000's) .............................................       $ 4,863
 Ratio of expenses to average net assets(d) .......................................          2.72%
 Ratio of expenses to average net assets before waivers and reimbursements(d) .....          3.32%
 Ratio of net investment income (loss) to average net assets(d) ...................         (2.28)%
 Portfolio turnover rate ..........................................................           508%



                                                                                                Class C Shares
                                                                                    ---------------------------------------
                                                                                       Year Ended         Period Ended
                                                                                     April 30, 2001   April 30, 2000 (a)(b)
                                                                                    ---------------- ----------------------
Net asset value, beginning of period ..............................................  $  58.38               $ 53.75
                                                                                     --------               -------
Income (loss) from investment operations:
Net investment income (loss) ......................................................    (0.94)                 (0.42)
Net realized and unrealized gain (loss) on investments ............................   (25.66)                  5.05
                                                                                     --------               -------
 Total income (loss) from investment operations ...................................   (26.60)                  4.63
                                                                                     --------               -------
Less distributions from net investment income .....................................        -                      -
Less distributions from net realized gain .........................................   (15.91)                     -
                                                                                     --------               -------
 Total distributions from net investment income and net realized gains ............   (15.91)                     -
                                                                                     --------               -------
Net asset value, end of period ....................................................  $  15.87               $ 58.38
                                                                                     ========               =======
Total return(c) ...................................................................    (58.09)%                8.61%
                                                                                     ========               =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) .............................................  $10,296                $24,568
 Ratio of expenses to average net assets(d) .......................................     2.60%                  2.60%
 Ratio of expenses to average net assets before waivers and reimbursements(d) .....     2.76%                  2.93%
 Ratio of net investment income (loss) to average net assets(d) ...................    (2.13)%                (2.20)%
 Portfolio turnover rate ..........................................................    1,045%                   222%

---------
(a)  The commencement of this class was January 14, 2000.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.


--------------------------------------------------------------------------------

ORBITEX HEALTH & BIOTECHNOLOGY FUND                                           57
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                                     Class A Shares
                                                                                   ------------------
                                                                                      Period Ended
                                                                                    October 31, 2001
                                                                                       (Unaudited)
                                                                                   ------------------
Net asset value, beginning of period .............................................      $ 16.53
                                                                                        -------
Income (loss) from investment operations:
Net investment income (loss) .....................................................        (0.15)
Net realized and unrealized gain (loss) on investments ...........................         0.96
                                                                                        -------
 Total income (loss) from investment operations ..................................         0.81
                                                                                        -------
Less distributions from net investment income ....................................            -
Less distributions from net realized gain ........................................            -
                                                                                        -------
 Total distributions from net investment income and net realized gains ...........            -
                                                                                        -------
Net asset value, end of period ...................................................      $ 17.34
                                                                                        =======
Total return(c) ..................................................................         4.90%
                                                                                        =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ............................................      $72,272
 Ratio of expenses to average net assets(d) ......................................         2.12%
 Ratio of expenses to average net assets before waivers and reimbursements(d)              2.34%
 Ratio of net investment income (loss) to average net assets(d) ..................        (1.19)%
 Portfolio turnover rate .........................................................           93%


                                                                                            Class A Shares
                                                                                 ---------------------------------------
                                                                                   Year Ended          Period Ended
                                                                                 April 30, 2001    April 30, 2000 (a)(b)
                                                                                 ----------------  ----------------------
Net asset value, beginning of period .............................................   $ 17.33                $ 10.00
                                                                                     -------                -------
Income (loss) from investment operations:
Net investment income (loss) .....................................................    (0.32)                  (0.21)
Net realized and unrealized gain (loss) on investments ...........................     0.03                    7.54(e)
                                                                                     -------                -------
 Total income (loss) from investment operations ..................................    (0.29)                   7.33
                                                                                     -------                -------
Less distributions from net investment income ....................................        -                       -
Less distributions from net realized gain ........................................    (0.51)                      -
                                                                                     -------                -------
 Total distributions from net investment income and net realized gains ...........    (0.51)                      -
                                                                                     -------                -------
Net asset value, end of period ...................................................   $ 16.53                $ 17.33
                                                                                     =======                =======
Total return(c) ..................................................................    (2.36)%                 73.30%
                                                                                     =======                =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ............................................  $77,112                 $66,418
 Ratio of expenses to average net assets(d) ......................................     2.00%                   2.00%
 Ratio of expenses to average net assets before waivers and reimbursements(d)          2.22%                   3.02%
 Ratio of net investment income (loss) to average net assets(d) ..................    (1.55)%                 (1.33)%
 Portfolio turnover rate .........................................................     255%                     144%

---------
(a)  The commencement of investment operations was July 15, 1999.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.
(e) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Fund shares in relation to fluctuating market values of the Fund's investment.


--------------------------------------------------------------------------------

58                                           ORBITEX HEALTH & BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                                     Class B Shares
                                                                                   ------------------
                                                                                      Period Ended
                                                                                    October 31, 2001
                                                                                       (Unaudited)
                                                                                   ------------------
Net asset value, beginning of period .............................................      $ 16.33
                                                                                        -------
Income (loss) from investment operations:
Net investment income (loss) .....................................................        (0.19)
Net realized and unrealized gain (loss) on investments ...........................         0.93
                                                                                        -------
 Total income (loss) from investment operations ..................................         0.74
                                                                                        -------
Less distributions from net investment income ....................................            -
Less distributions from net realized gain ........................................            -
                                                                                        -------
 Total distributions from net investment income and net realized gains ...........            -
                                                                                        -------
Net asset value, end of period ...................................................      $ 17.07
                                                                                        =======
Total return(c) ..................................................................         4.53%
                                                                                        =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ............................................      $88,177
 Ratio of expenses to average net assets(d) ......................................         2.73%
 Ratio of expenses to average net assets before waivers and reimbursements(d)              2.94%
 Ratio of net investment income (loss) to average net assets(d) ..................        (1.80)%
 Portfolio turnover rate .........................................................           93%


                                                                                               Class B Shares
                                                                                   ---------------------------------------
                                                                                      Year Ended         Period Ended
                                                                                    April 30, 2001   April 30, 2000 (a)(b)
                                                                                   ---------------- ----------------------
Net asset value, beginning of period .............................................   $ 17.28                $ 10.00
                                                                                     -------                -------
Income (loss) from investment operations:
Net investment income (loss) .....................................................     (0.42)                 (0.31)
Net realized and unrealized gain (loss) on investments ...........................     (0.02)                  7.59(e)
                                                                                     -------                -------
 Total income (loss) from investment operations ..................................     (0.44)                  7.28
                                                                                     -------                -------
Less distributions from net investment income ....................................        -                       -
Less distributions from net realized gain ........................................     (0.51)                     -
                                                                                     -------                -------
 Total distributions from net investment income and net realized gains ...........     (0.51)                     -
                                                                                     -------                -------
Net asset value, end of period ...................................................   $ 16.33                $ 17.28
                                                                                     =======                =======
Total return(c) ..................................................................     (3.24)%                72.80%
                                                                                     =======                =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ............................................  $89,831                 $74,925
 Ratio of expenses to average net assets(d) ......................................     2.60%                   2.60%
 Ratio of expenses to average net assets before waivers and reimbursements(d)          2.81%                   3.37%
 Ratio of net investment income (loss) to average net assets(d) ..................    (2.14)%                 (1.94)%
 Portfolio turnover rate .........................................................      255%                    144%

---------
(a)  The commencement of investment operations was July 15, 1999.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.
(e) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redumptions for Fund shares in relation to fluctuating market values of the Fund's investment.


--------------------------------------------------------------------------------

ORBITEX HEALTH & BIOTECHNOLOGY FUND                                           59
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                                     Class C Shares
                                                                                   ------------------
                                                                                      Period Ended
                                                                                    October 31, 2001
                                                                                       (Unaudited)
                                                                                   ------------------
Net asset value, beginning of period .............................................      $ 16.33
                                                                                        -------
Income (loss) from investment operations:
Net investment income (loss) .....................................................        (0.22)
Net realized and unrealized gain (loss) on investments ...........................         0.97
                                                                                        -------
 Total income (loss) from investment operations ..................................         0.75
                                                                                        -------
Less distributions from net investment income ....................................            -
Less distributions from net realized gain ........................................            -
                                                                                        -------
 Total distributions from net investment income and net realized gains ...........            -
                                                                                        -------
Net asset value, end of period ...................................................      $ 17.08
                                                                                        =======
Total return(c) ..................................................................         4.59%
                                                                                        =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ............................................      $42,152
 Ratio of expenses to average net assets(d) ......................................         2.72%
 Ratio of expenses to average net assets before waivers and reimbursements(d)              2.94%
 Ratio of net investment income (loss) to average net assets(d) ..................        (1.80)%
 Portfolio turnover rate .........................................................           93%

                                                                                               Class C Shares
                                                                                   ---------------------------------------
                                                                                      Year Ended         Period Ended
                                                                                    April 30, 2001   April 30, 2000 (a)(b)
                                                                                   ---------------- ----------------------
Net asset value, beginning of period .............................................     $ 17.28               $ 16.33
                                                                                       -------               -------
Income (loss) from investment operations:

Net investment income (loss) .....................................................      (0.44)                 (0.12)
Net realized and unrealized gain (loss) on investments ...........................       0.00(f)                1.07(e)
                                                                                       -------               -------
 Total income (loss) from investment operations ..................................      (0.44)                  0.95
                                                                                       -------               -------
Less distributions from net investment income ....................................          -                      -
Less distributions from net realized gain ........................................      (0.51)                     -
                                                                                       -------               -------
 Total distributions from net investment income and net realized gains ...........      (0.51)                     -
                                                                                       -------               -------
Net asset value, end of period ...................................................    $ 16.33                $ 17.28
                                                                                      =======                =======
Total return(c) ..................................................................      (3.07)%                 5.82%
                                                                                      =======                =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ............................................    $44,999                $38,393
 Ratio of expenses to average net assets(d) ......................................       2.60%                  2.60%
 Ratio of expenses to average net assets before waivers and reimbursements(d)            2.80%                  3.00%
 Ratio of net investment income (loss) to average net assets(d) ..................      (2.15)%                (1.94)%
 Portfolio turnover rate .........................................................        255%                   144%

---------
(a)  The commencement of this class was January 18, 2000.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.
(e) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redumptions for Fund shares in relation to fluctuating market values of the Fund's investment.
(f)  Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------

60                                         ORBITEX ENERGY & BASIC MATERIALS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                Class A Shares
                                                      -----------------------------------
                                                         Period Ended
                                                       October 31, 2001     Year Ended
                                                          (Unaudited)     April 30, 2001
                                                      ------------------ ----------------
Net asset value, beginning of period ................       $ 20.43           $18.62
                                                            -------           ------
Income (loss) from investment operations:
Net investment income (loss) ........................         (0.09)          (0.12)
Net realized and unrealized gain (loss) on
 investments and foreign currency transactions ......         (5.99)            3.18
                                                            -------           ------
 Total income (loss) from investment operations               (6.08)            3.06
                                                            -------           ------
Less distributions from net investment income .......             -                -
Less distributions from net realized gain ...........             -           (1.25)
                                                            -------           ------
 Total distributions from net investment income
  and net realized gains ............................             -           (1.25)
                                                            -------           ------
Net asset value, end of period ......................       $ 14.35          $ 20.43
                                                            =======          =======
Total return(c) .....................................        (29.76)%         18.83%
                                                            =======          =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ...............       $ 4,162           $8,163
 Ratio of expenses to average net assets(d) .........          2.13%           2.00%
 Ratio of expenses to average net assets before
   waivers and reimbursements(d) ....................          3.45%           3.73%
 Ratio of net investment income (loss) to average
   net assets(d) ....................................         (1.36)%        (0.93)%
 Portfolio turnover rate ............................           404%            476%

                                                                             Class A Shares
                                                      -------------------------------------------------------------
                                                           Year Ended           Year Ended          Period Ended
                                                       April 30, 2000 (b)   April 30, 1999 (b)   April 30, 1998 (a)
                                                      -------------------- -------------------- -------------------
Net asset value, beginning of period ................         $14.92               $16.54              $15.00
                                                              ------               ------              ------
Income (loss) from investment operations:
Net investment income (loss) ........................          (0.07)                0.00 (f)            0.38 (e)
Net realized and unrealized gain (loss) on
 investments and foreign currency transactions ......           3.77                (1.25)               1.22
                                                              ------               ------              ------
 Total income (loss) from investment operations                 3.70                (1.25)               1.60
                                                              ------               ------              ------
Less distributions from net investment income .......              -                (0.37)              (0.03)
Less distributions from net realized gain ...........              -                 0.00(f)            (0.03)
                                                              ------               ------              ------
 Total distributions from net investment income
  and net realized gains ............................              -                (0.37)              (0.06)
                                                              ------               ------              ------
Net asset value, end of period ......................         $18.62               $14.92              $16.54
                                                              ======               ======              ======
Total return(c) .....................................          24.80%               (6.86)%             10.74%
                                                              ======               ======              ======
Ratios and supplemental data:

 Net assets, end of period (in 000's) ...............         $3,658               $4,286              $5,698
 Ratio of expenses to average net assets(d) .........           2.00%                2.19%               2.45%
 Ratio of expenses to average net assets before

   waivers and reimbursements(d) ....................           4.80%                8.76%               9.27%
 Ratio of net investment income (loss) to average
   net assets(d) ....................................          (0.48)%               0.00%               6.12%(e)
 Portfolio turnover rate ............................            735%                 921%                519%

---------
(a)  The commencement of investment operations was October 22, 1997.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d) Annualized for periods less than one year.
(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Adviser during the current fiscal year.
(f)  Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------

ORBITEX ENERGY & BASIC MATERIALS FUND                                         61
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                      Class B Shares
                                                            -----------------------------------
                                                               Period Ended
                                                             October 31, 2001    Year Ended
                                                                (Unaudited)    April 30, 2001
                                                            -----------------  ---------------
Net asset value, beginning of period ......................      $  20.26           $18.58
                                                                 --------           ------
Income (loss) from investment operations:

Net investment income (loss) ..............................         (0.19)          (0.18)
Net realized and unrealized gain (loss) on investments and
 foreign currency transactions ............................         (5.92)            3.11
                                                                 --------           ------
 Total income (loss) from investment operations ...........         (6.11)            2.93
                                                                 --------           ------
Less distributions from net investment income .............             -                -
Less distributions from net realized gain .................             -           (1.25)
                                                                 --------           ------
 Total distributions from net investment income and net
  realized gains ..........................................             -           (1.25)
                                                                 --------           ------
Net asset value, end of period ............................      $  14.15           $20.26
                                                                 ========           ======
Total return(c) ...........................................        (30.16)%         18.15%
                                                                 ========           ======
Ratios and supplemental data:
 Net assets, end of period (in 000's) .....................      $  4,328           $6,317
 Ratio of expenses to average net assets(d) ...............          2.74%           2.60%
 Ratio of expenses to average net assets before waivers and
  reimbursements(d) .......................................          4.12%           4.32%
 Ratio of net investment income (loss) to average net
  assets(d) ...............................................         (2.00)%        (1.50)%
 Portfolio turnover rate ..................................           404%            476%

                                                                          Class B Shares
                                                            -------------------------------------------
                                                                 Year Ended           Period Ended
                                                             April 30, 2000 (b)   April 30, 1999 (a)(b)
                                                            -------------------- ----------------------
Net asset value, beginning of period ......................         $14.98                $12.22
                                                                    ------                ------
Income (loss) from investment operations:

Net investment income (loss) ..............................          (0.18)                (0.05)
Net realized and unrealized gain (loss) on investments and
 foreign currency transactions ............................           3.78                  3.21(e)
                                                                    ------                ------
 Total income (loss) from investment operations ...........           3.60                  3.16
                                                                    ------                ------
Less distributions from net investment income .............              -                 (0.40)
Less distributions from net realized gain .................              -                  0.00(f)
                                                                    ------                ------
 Total distributions from net investment income and net

  realized gains ..........................................              -                 (0.40)
                                                                    ------                ------
Net asset value, end of period ............................         $18.58                $14.98
                                                                    ======                ======
Total return(c) ...........................................          24.03%                26.92%
                                                                    ======                ======
Ratios and supplemental data:

 Net assets, end of period (in 000's) .....................         $2,377                $  408
 Ratio of expenses to average net assets(d) ...............           2.60%                 2.40%
 Ratio of expenses to average net assets before waivers and

  reimbursements(d) .......................................           4.67%                 8.49%
 Ratio of net investment income (loss) to average net
  assets(d) ...............................................          (1.12)%               (0.66)%
 Portfolio turnover rate ..................................            735%                  921%

---------
(a)  The commencement of this class was September 21, 1998.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.
(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Adviser during the current fiscal year.
(f)  Amount represents less than $0.01 per share.
--------------------------------------------------------------------------------

62                                               ORBITEX FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                                                 Class A Shares
                                                                                     ---------------------------------------
                                                                                        Period Ended
                                                                                      October 31, 2001       Period Ended
                                                                                         (Unaudited)       April 30, 2001(a)
                                                                                     ------------------   ------------------
Net asset value, beginning of period .............................................         $ 10.92             $ 10.00
                                                                                           -------             -------
Income (loss) from investment operations:
Net investment income (loss) .....................................................           (0.04)              (0.01)
Net realized and unrealized gain (loss) on investments ...........................           (1.11)               0.98
                                                                                           -------             -------
 Total income (loss) from investment operations ..................................          (1.15)               0.97
                                                                                           -------             -------
Less distributions from net investment income ....................................               -                 -
Less distributions from net realized gain ........................................               -               (0.05)
                                                                                           -------             -------
 Total distributions from net investment income and net realized gains . .........               -               (0.05)
                                                                                           -------             -------
Net asset value, end of period ...................................................         $  9.77             $ 10.92
                                                                                           =======             =======
Total return(b) ..................................................................          (10.52)%              9.71%
                                                                                           =======             =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ............................................         $ 3,388             $5,883
 Ratio of expenses to average net assets(c) ......................................            2.14%              2.00%
 Ratio of expenses to average net assets before waivers and reimbursements(c) ....            4.51%              4.65%
 Ratio of net investment income (loss) to average net assets(c) ..................           (0.51)%            (0.13)%
 Portfolio turnover rate .........................................................              28%                21%

---------
(a)  The commencement of investment operations was August 1, 2000.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assumes no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.


--------------------------------------------------------------------------------

ORBITEX FINANCIAL SERVICES FUND                                               63
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                                                 Class B Shares
                                                                                     ---------------------------------------
                                                                                        Period Ended
                                                                                      October 31, 2001       Period Ended
                                                                                         (Unaudited)       April 30, 2001(a)
                                                                                     ------------------   ------------------
Net asset value, beginning of period .............................................         $ 10.88            $10.00
                                                                                           -------            ------
Income (loss) from investment operations:
Net investment income (loss) .....................................................           (0.10)            (0.04)
Net realized and unrealized gain (loss) on investments ...........................           (1.08)             0.97
                                                                                           -------            ------
 Total income (loss) from investment operations ..................................           (1.18)             0.93
                                                                                           -------            ------
Less distributions from net investment income ....................................               -                -
Less distributions from net realized gain ........................................               -             (0.05)
                                                                                           -------            ------
 Total distributions from net investment income and net realized gains . .........               -             (0.05)
                                                                                           -------            ------
Net asset value, end of period ...................................................         $  9.70            $ 10.88
                                                                                           =======            =======
Total return(b) ..................................................................          (10.85)%            9.31%
                                                                                           =======            =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ............................................         $ 2,683            $4,419
 Ratio of expenses to average net assets(c) ......................................            2.74%             2.60%
 Ratio of expenses to average net assets before waivers and reimbursements(c) ....            5.11%             5.32%
 Ratio of net investment income (loss) to average net assets(c) ..................           (1.12)%           (0.73)%
 Portfolio turnover rate .........................................................              28%               21%


---------
(a)  The commencement of investment operations was August 1, 2000.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assumes no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.


--------------------------------------------------------------------------------

64                                               ORBITEX FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                                                 Class C Shares
                                                                                     ---------------------------------------
                                                                                        Period Ended
                                                                                      October 31, 2001       Period Ended
                                                                                         (Unaudited)       April 30, 2001(a)
                                                                                     ------------------   ------------------
Net asset value, beginning of period .............................................         $ 10.89              $ 10.00
                                                                                           -------              -------
Income (loss) from investment operations:
Net investment income (loss) .....................................................           (0.06)              (0.03)
Net realized and unrealized gain (loss) on investments ...........................           (1.11)               0.97
                                                                                           -------              -------
 Total income (loss) from investment operations ..................................           (1.17)               0.94
                                                                                           -------              -------
Less distributions from net investment income ....................................               -                   -
Less distributions from net realized gain ........................................               -               (0.05)
                                                                                           -------              -------
 Total distributions from net investment income and net realized gains . .........               -               (0.05)
                                                                                           -------              -------
Net asset value, end of period ...................................................         $  9.72              $ 10.89
                                                                                           =======              =======
Total return(b) ..................................................................          (10.74)%              9.41%
                                                                                           =======              =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ............................................         $   499              $  609
 Ratio of expenses to average net assets(c) ......................................            2.70%               2.60%
 Ratio of expenses to average net assets before waivers and reimbursements(c) ....            5.18%               5.17%
 Ratio of net investment income (loss) to average net assets(c) ..................           (1.06)%             (0.72)%
 Portfolio turnover rate .........................................................              28%                 21%

---------
(a)  The commencement of investment operations was August 1, 2000.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assumes no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.


--------------------------------------------------------------------------------

ORBITEX FOCUS 30 FUND                                                         65
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                          Class A Shares
                                                                -----------------------------------
                                                                   Period Ended
                                                                 October 31, 2001     Year Ended
                                                                    (Unaudited)     April 30, 2001
                                                                ------------------ ----------------
Net asset value, beginning of period ..........................       $ 14.33        $ 19.17
                                                                      -------        -------
Income (loss) from investment operations:
Net investment income (loss) ..................................         (0.48)         (0.18)
Net realized and unrealized gain (loss) on investments ........         (1.45)         (1.80)
                                                                      -------        -------
 Total income (loss) from investment operations ...............         (1.93)         (1.98)
                                                                      -------        -------
Less distributions from net investment income .................             -              -
Less distributions from net realized gain .....................             -          (2.86)
                                                                      -------        -------
 Total distributions from net investment income and net
  realized gains ..............................................             -          (2.86)
                                                                      -------        -------
Net asset value, end of period ................................       $ 12.40        $ 14.33
                                                                      =======        =======
Total return(c) ...............................................        (13.47)%       (10.35)%
                                                                      =======        =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) .........................       $   436       $   946
 Ratio of expenses to average net assets(d)(e) ................          2.20%         2.78%
 Ratio of expenses to average net assets before waivers and
  reimbursements(d) ...........................................          4.48%         4.64%
 Ratio of net investment income (loss) to average net
  assets(d) ...................................................         (0.47)%       (1.32)%
 Portfolio turnover rate ......................................             1%           43%


                                                                              Class A Shares
                                                                ------------------------------------------
                                                                  Six Months Ended        Period Ended
                                                                 April 30, 2000 (b)   October 31, 1999 (a)
                                                                -------------------- ---------------------
Net asset value, beginning of period ..........................        $ 21.96               $22.76
                                                                       -------               ------
Income (loss) from investment operations:
Net investment income (loss) ..................................          (0.71)               (0.08)
Net realized and unrealized gain (loss) on investments ........           1.17                (0.72)
                                                                       -------               ------
 Total income (loss) from investment operations ...............           0.46                (0.80)
                                                                       -------               ------
Less distributions from net investment income .................              -                    -
Less distributions from net realized gain .....................          (3.25)                   -
                                                                       -------               ------
 Total distributions from net investment income and net
  realized gains ..............................................          (3.25)                   -
                                                                       -------               ------
Net asset value, end of period ................................        $ 19.17               $21.96
                                                                       =======               ======
Total return(c) ...............................................           1.36%               (3.51)%
                                                                       =======               ======
Ratios and supplemental data:
 Net assets, end of period (in 000's) .........................        $ 1,126               $   60
 Ratio of expenses to average net assets(d)(e) ................           8.35%                3.58%
 Ratio of expenses to average net assets before waivers and
  reimbursements(d) ...........................................          10.75%                6.22%
 Ratio of net investment income (loss) to average net
  assets(d) ...................................................          (7.19)%              (2.60)%
 Portfolio turnover rate ......................................             30%                  61%

---------
(a)  The commencement of this class was July 12, 1999.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.
(e) Ratio includes amounts relating to the general reserve expense recognized in the period (see Note 3). If such expenses had not been incurred, the ratios of expenses to average net assets would be 1.53%, 1.36%, 1.13% and 1.00%, respectively.


--------------------------------------------------------------------------------

66                                                         ORBITEX FOCUS 30 FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                          Class B Shares
                                                                -----------------------------------
                                                                   Period Ended
                                                                 October 31, 2001     Year Ended
                                                                    (Unaudited)     April 30, 2001
                                                                ------------------ ----------------
Net asset value, beginning of period ..........................       $ 14.18           $ 19.12
                                                                      -------           -------
Income (loss) from investment operations:
Net investment income (loss) ..................................          0.20             (0.14)
Net realized and unrealized gain (loss) on investments ........         (2.14)            (1.94)
                                                                      -------           -------
 Total income (loss) from investment operations ...............         (1.94)            (2.08)
                                                                      -------           -------
Less distributions from net investment income .................             -                -
Less distributions from net realized gain .....................             -             (2.86)
                                                                      -------           -------
 Total distributions from net investment income and net
  realized gains ..............................................             -             (2.86)
                                                                      -------           -------
Net asset value, end of period ................................       $ 12.24           $ 14.18
                                                                      =======           =======
Total return(c) ...............................................        (13.68)%          (10.96)%
                                                                      =======           =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) .........................       $ 1,800           $   935
 Ratio of expenses to average net assets(d)(e) ................          2.74%             3.29%
 Ratio of expenses to average net assets before waivers and
  reimbursements(d) ...........................................          5.01%             5.12%
 Ratio of net investment income (loss) to average net
  assets(d) ...................................................         (1.15)%           (1.84)%
 Portfolio turnover rate ......................................             1%               43%

                                                                              Class B Shares
                                                                ------------------------------------------
                                                                  Six Months Ended        Period Ended
                                                                 April 30, 2000 (b)   October 31, 1999 (a)
                                                                -------------------- ---------------------
Net asset value, beginning of period ..........................      $   21.94             $  22.76
                                                                     ---------             --------
Income (loss) from investment operations:
Net investment income (loss) ..................................          (1.22)               (0.10)
Net realized and unrealized gain (loss) on investments ........           1.65                (0.72)
                                                                     ---------             --------
 Total income (loss) from investment operations ...............           0.43                (0.82)
                                                                     ---------             --------
Less distributions from net investment income .................              -                    -
Less distributions from net realized gain .....................          (3.25)                   -
                                                                     ---------             --------
 Total distributions from net investment income and net
  realized gains ..............................................          (3.25)                   -
                                                                     ---------             --------
Net asset value, end of period ................................      $   19.12             $  21.94
                                                                     =========             ========
Total return(c) ...............................................           1.22%               (3.60)%
                                                                     =========             ========
Ratios and supplemental data:
 Net assets, end of period (in 000's) .........................      $     914             $     10
 Ratio of expenses to average net assets(d)(e) ................          13.22%                4.58%
 Ratio of expenses to average net assets before waivers and
  reimbursements(d) ...........................................          15.62%                7.28%
 Ratio of net investment income (loss) to average net
  assets(d) ...................................................         (12.23)%              (3.53)%
 Portfolio turnover rate ......................................             30%                  61%

---------
(a)  The commencement of this class was July 12, 1999.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.
(e) Ratio includes amounts relating to the general reserve expense recognized in the period (see Note 3). If such expenses had not been incurred, the ratios of expenses to average net assets would be 2.23%, 1.91%, 1.74% and 1.60%, respectively.


--------------------------------------------------------------------------------

ORBITEX FOCUS 30 FUND                                                         67
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                        Class D Shares (a)
                                               ------------------------------------
                                                  Period Ended
                                                October 31, 2001      Year Ended
                                                  (Unaudited)     April 30, 2001
                                               ------------------ -----------------
Net asset value, beginning of period .........       $ 14.41            $ 19.21
                                                     -------            -------
Income income (loss) from investment operations:
Net investment income (loss) .................         (0.05)             (0.20)
Net realized and unrealized gain (loss)
 on investments ..............................         (1.87)             (1.74)
                                                     -------            -------
 Total income (loss) from investment
  operations .................................         (1.92)             (1.94)
                                                     -------            -------
Less distributions from net investment
 income ......................................             -                  -
Less distributions in excess of net
 investment income ...........................             -                  -
Less distributions from net realized gain.....             -              (2.86)
                                                     -------            -------
 Total distributions from net
  investment income and net realized
  gains . ....................................             -              (2.86)
                                                     -------            -------
Net asset value, end of period ...............       $ 12.49            $ 14.41
                                                     =======            =======
Total return(c) ..............................        (13.32)%           (10.12)%
                                                     =======            =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ........       $ 7,452            $ 9,298
 Ratio of expenses to average net
  assets(a) ..................................          1.82%(e)           2.42%(e)
 Ratio of expenses to average net
  assets before waivers and
  reimbursements .............................          4.10%              4.39%
 Ratio of net investment income (loss)
  to average net assets(d) ...................         (0.15)%            (0.97)%
 Portfolio turnover rate .....................             1%                43%

                                                                     Class D Shares (a)
                                               ---------------------------------------------------------------
                                                                               Year Ended October 31,
                                                  Six Months Ended    ----------------------------------------
                                               April 30, 2000 (b)             1999          1998        1997
                                               ----------------------         ----          ----        ----
Net asset value, beginning of period .........         $ 21.97             $ 19.02       $ 17.21     $ 14.13
                                                       -------             -------       -------     -------
Income income (loss) from investment operations:
Net investment income (loss) .................           (0.21)              (0.27)         0.32        0.18
Net realized and unrealized gain (loss)
 on investments ..............................            0.70                4.62          2.54        3.34
                                                       -------             -------       -------     -------
 Total income (loss) from investment
  operations .................................            0.49                4.35          2.86        3.52
                                                       -------             -------       -------     -------
Less distributions from net investment
 income ......................................               -                   -         (0.27)      (0.18)
Less distributions in excess of net
 investment income ...........................               -                   -             -       (0.11)
Less distributions from net realized gain.....           (3.25)              (1.40)        (0.78)      (0.15)
                                                       -------             -------       -------     -------
 Total distributions from net
  investment income and net realized
  gains . ....................................           (3.25)              (1.40)        (1.05)      (0.44)
                                                       -------             -------       -------     -------
Net asset value, end of period ...............         $ 19.21             $ 21.97       $ 19.02     $ 17.21
                                                       =======             =======       =======     =======
Total return(c) ..............................            1.50%              24.08%        17.13%      25.18%
                                                       =======             =======       =======     =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ........         $14,074             $18,429       $29,535     $21,127
 Ratio of expenses to average net
  assets(a) ..................................            3.38%(d)(e)         3.11%(e)      0.18%       0.42%
 Ratio of expenses to average net
  assets before waivers and
  reimbursements .............................            5.65%(d)            4.41%         0.91%       1.05%
 Ratio of net investment income (loss)
  to average net assets(d) ...................           (2.06)%(d)          (1.41)%        1.60%       1.51%
 Portfolio turnover rate .....................              30%                 61%          196%        265%

---------
(a) The information prior to July 12, 1999 reflects the operations of the ASM Index 30 Fund, Inc., which was reorganized into Class D shares of the Orbitex Focus 30 Fund.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Had the Adviser, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.
(e) Ratio includes amounts relating to the general operating expense and general reserve expense recognized as a result of the termination of the investment advisory agreement with the former Adviser (see Note 3). If such expenses had not been incurred, the ratio of expense to average net assets would be 1.15%, 0.95%, 0.70% and 1.03%, respectively.


--------------------------------------------------------------------------------

68                                                           ORBITEX GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                           Class A Shares
                                                                 -----------------------------------
                                                                    Period Ended
                                                                  October 31, 2001     Year Ended
                                                                     (unaudited)     April 30, 2001
                                                                 ------------------ ----------------
Net asset value, beginning of period ...........................       $ 24.28          $ 31.19
                                                                       -------          -------
Income (loss) from investment operations:
Net investment income (loss) ...................................         (0.27)           (0.53)
Net realized and unrealized gain (loss) on investments .........         (4.60)           (6.38)
                                                                       -------          -------
 Total income (loss) from investment operation .................         (4.87)           (6.91)
                                                                       -------          -------
Less distributions from net investment income ..................             -                -
Less distributions from net realized gain ......................             -                -
Less distributions in excess of net realized gains .............             -                -
                                                                       -------          -------
 Total distributions from net investment income and
  net realized gains . .........................................             -                -
                                                                       -------          -------
Net asset value, end of period .................................       $ 19.41          $ 24.28
                                                                       =======          =======
Total return(c) ................................................        (20.06)%         (22.15)%
                                                                       =======          =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ..........................       $ 9,651          $14,538
 Ratio of expenses to average net assets(d) ....................          2.14%            2.00%
 Ratio of expenses to average net assets before waivers
  and reimbursements(d) ........................................          2.78%            2.07%
 Ratio of net investment income (loss) to average net
  assets(d) ....................................................         (1.33)%          (1.66)%
 Portfolio turnover rate .......................................           122%             465%
                                                                                        Class A Shares
                                                                 -------------------------------------------------------------
                                                                      Year Ended           Year Ended          Period Ended
                                                                  April 30, 2000 (b)   April 30, 1999 (b)   April 30, 1998 (a)
                                                                 -------------------- -------------------- -------------------
Net asset value, beginning of period ...........................        $ 18.66               $17.93              $15.00
                                                                        -------               ------              ------
Income (loss) from investment operations:
Net investment income (loss) ...................................          (0.57)               (0.15)               0.26(e)
Net realized and unrealized gain (loss) on investments .........          14.12 (f)             1.70                2.67
                                                                        -------               ------              ------
 Total income (loss) from investment operation .................          13.55                 1.55                2.93
                                                                        -------               ------              ------
Less distributions from net investment income ..................              -                (0.19)                  -
Less distributions from net realized gain ......................          (0.54)               (0.63)                  -
Less distributions in excess of net realized gains .............          (0.48)                   -                   -
                                                                        -------               ------              ------
 Total distributions from net investment income and
  net realized gains . .........................................          (1.02)               (0.82)                  -
                                                                        -------               ------              ------
Net asset value, end of period .................................        $ 31.19               $18.66              $17.93
                                                                        =======               ======              ======
Total return(c) ................................................          73.29%                9.07%              19.53%
                                                                        =======               ======              ======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ..........................        $20,065               $1,422               $ 891
 Ratio of expenses to average net assets(d) ....................           2.00%                1.93%               2.11%
 Ratio of expenses to average net assets before waivers
  and reimbursements(d) ........................................           3.21%               23.92%              50.13%
 Ratio of net investment income (loss) to average net
  assets(d) ....................................................          (1.68)%              (0.85)%              4.41%(e)
 Portfolio turnover rate .......................................            254%                 957%                448%

---------
(a)  The commencement of investment operations was October 22, 1997.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.
(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Adviser during the current fiscal year.
(f) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Fund shares in relation to fluctuating market values of the Fund's investments.
--------------------------------------------------------------------------------

ORBITEX GROWTH FUND                                                           69
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                                 Class B Shares
                                                                       -----------------------------------
                                                                          Period Ended
                                                                        October 31, 2001     Year Ended
                                                                           (Unaudited)     April 30, 2001
                                                                       ------------------ ----------------
Net asset value, beginning of period .................................       $ 24.08           $ 31.10
                                                                             -------           -------
Income (loss) from investment operations:

Net investment income (loss) .........................................         (0.32)            (0.64)
Net realized and unrealized gain (loss) on investments ...............         (4.55)            (6.38)
                                                                             -------           -------
 Total income (loss) from investment operations ......................         (4.87)            (7.02)
                                                                             -------           -------
Less distributions from net investment income ........................             -                -
Less distributions from net realized gain ............................             -                -
Less distributions in excess of net realized gain ....................             -                -
                                                                             -------           -------
 Total distributions from net investment income and

  net realized gains .................................................             -                -
                                                                             -------           -------
Net asset value, end of period .......................................       $ 19.21           $ 24.08
                                                                             =======           =======
Total return(c) ......................................................        (20.22)%          (22.57)%
                                                                             =======           =======
Ratios and supplemental data:

 Net assets, end of period (in 000's) ................................       $ 7,680          $11,050
 Ratio of expenses to average net assets(d) ..........................          2.75%            2.60%
 Ratio of expenses to average net assets before waivers and

  reimbursements(d) ..................................................          3.38%            2.67%
 Ratio of net investment income (loss) to average net assets(d) ......         (1.94)%          (2.24)%
 Portfolio turnover rate .............................................           122%            465%

                                                                                     Class B Shares
                                                                       -------------------------------------------
                                                                            Year Ended           Period Ended
                                                                        April 30, 2000 (b)   April 30, 1999 (a)(b)
                                                                       -------------------- ----------------------
Net asset value, beginning of period .................................        $ 18.61                $16.46
                                                                              -------                ------
Income (loss) from investment operations:
Net investment income (loss) .........................................          (0.95)                (0.12)
Net realized and unrealized gain (loss) on investments ...............          14.46 (e)              3.11
                                                                              -------                ------
 Total income (loss) from investment operations ......................          13.51                  2.99
                                                                              -------                ------
Less distributions from net investment income ........................              -                 (0.21)
Less distributions from net realized gain ............................          (0.54)                (0.63)
Less distributions in excess of net realized gain ....................          (0.48)                    -
                                                                              -------                ------
 Total distributions from net investment income and
  net realized gains .................................................          (1.02)                (0.84)
                                                                              -------                ------
Net asset value, end of period .......................................        $ 31.10                $18.61
                                                                              =======                ======
Total return(c) ......................................................          73.28%                18.61%
                                                                              =======                ======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ................................        $12,461                $   54
 Ratio of expenses to average net assets(d) ..........................           2.60%                 2.03%
 Ratio of expenses to average net assets before waivers and
  reimbursements(d) ..................................................           3.20%                18.75%
 Ratio of net investment income (loss) to average net assets(d) ......          (2.34)%               (1.05)%
 Portfolio turnover rate .............................................            254%                  957%

---------
(a)  The commencement of this class was September 16, 1998.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.
(e) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Fund shares in relation to fluctuating market values of the Fund's investments.


--------------------------------------------------------------------------------

70                                                           ORBITEX GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                               Class C Shares
                                                                             ------------------
                                                                                Period Ended
                                                                              October 31, 2001
                                                                                 (Unaudited)
                                                                             ------------------
Net asset value, beginning of period .......................................       $ 24.08
                                                                                   -------
Income (loss) from investment operations:
Net investment income (loss) ...............................................         (0.31)
Net realized and unrealized gain (loss) on investments .....................         (4.57)
                                                                                   -------
 Total income (loss) from investment operations ............................         (4.88)
                                                                                   -------
Less distributions from net investment income ..............................             -
Less distributions from net realized gain ..................................             -
Less distributions in excess of net realized gains .........................             -
                                                                                   -------
 Total distributions from net investment income and net realized gains .....             -
                                                                                   -------
Net asset value, end of period .............................................       $ 19.20
                                                                                   =======
Total return(c) ............................................................        (20.27)%
                                                                                   =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ......................................       $ 1,388
 Ratio of expenses to average net assets(d). ...............................          2.75%
 Ratio of expenses to average net assets before waivers and
  reimbursements(d) ........................................................          3.38%
 Ratio of net investment income (loss) to average net assets(d) ............         (1.94)%
 Portfolio turnover rate ...................................................           122%

                                                                                         Class C Shares
                                                                             ---------------------------------------
                                                                                Year Ended         Period Ended
                                                                              April 30, 2001   April 30, 2000 (a)(b)
                                                                             ---------------- ----------------------
Net asset value, beginning of period .......................................      $ 31.19             $ 51.65
                                                                                  -------             -------
Income (loss) from investment operations:
Net investment income (loss) ...............................................        (0.54)              (0.11)
Net realized and unrealized gain (loss) on investments .....................        (6.57)             (20.35)
                                                                                  -------             -------
 Total income (loss) from investment operations ............................        (7.11)             (20.46)
                                                                                  -------             -------
Less distributions from net investment income ..............................            -                   -
Less distributions from net realized gain ..................................            -                   -
Less distributions in excess of net realized gains .........................            -                   -
                                                                                  -------             -------
 Total distributions from net investment income and net realized gains .....            -                   -
                                                                                  -------             -------
Net asset value, end of period .............................................      $ 24.08             $ 31.19
                                                                                  =======             =======
Total return(c) ............................................................       (22.78)%            (39.61)%
                                                                                  =======             =======
Ratios and supplemental data:

 Net assets, end of period (in 000's) ......................................     $ 2,054              $   829
 Ratio of expenses to average net assets(d). ...............................        2.60%                2.60%
 Ratio of expenses to average net assets before waivers and

  reimbursements(d) ........................................................        2.71%                4.23%
 Ratio of net investment income (loss) to average net assets(d) ............       (2.17)%              (2.41)%
 Portfolio turnover rate ...................................................        465%                  254%

---------
(a)  The commencement of this class was March 14, 2000.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.

--------------------------------------------------------------------------------

ORBITEX AMERIGO FUND                                                          71
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                                        Class A Shares
                                                                                      -----------------
                                                                                         Period Ended
                                                                                       October 31, 2001
                                                                                       (Unaudited) (a)
                                                                                      -----------------
Net asset value, beginning of period ..............................................       $ 12.98
                                                                                          -------
Income (loss) from investment operations:

Net investment income (loss) ......................................................         (0.01)
Net realized and unrealized gain (loss) on investments ............................         (1.75)
                                                                                          -------
 Total income (loss) from investment operations ...................................         (1.76)
                                                                                          -------
Less distributions from net investment income .....................................            -
Less distributions from net realized gain .........................................            -
Less distributions in excess of net realized gains ................................            -
                                                                                          -------
 Total distributions from net investment income and net realized gains ............            -
                                                                                          -------
Net asset value, end of period ....................................................       $ 11.22
                                                                                          =======
Total return (b) ..................................................................        (13.56)%
                                                                                          =======
Ratios and supplemental data:

 Net assets, end of period (in 000's) .............................................       $    6
 Ratio of expenses to average net assets(c) .......................................         1.74%
 Ratio of expenses to average net assets before waivers and reimbursements(c) .....         2.31%
 Ratio of net investment income (loss) to average net assets (c) ..................        (0.77)%
 Portfolio turnover rate ..........................................................          28%

---------
(a)  The commencement of this class was May 1, 2001.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.

72                                                          ORBITEX AMERIGO FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                                               Class C Shares
                                                                                   --------------------------------------
                                                                                      Period Ended
                                                                                    October 31, 2001       Year Ended
                                                                                       (Unaudited)     April 30, 2001 (a)
                                                                                   ------------------ -------------------
Net asset value, beginning of period .............................................      $  13.07           $ 16.91
                                                                                        --------           -------
Income (loss) from investment operations:

Net investment income (loss) .....................................................         (0.05)            (0.02)
Net realized and unrealized gain (loss) on investments ...........................         (1.86)            (3.12)
                                                                                        --------           -------
 Total income (loss) from investment operations ..................................         (1.91)            (3.14)
                                                                                        --------           -------
Less distributions from net investment income ....................................             -             (0.04)
Less distributions from net realized gain ........................................             -             (0.66)
Less distributions in excess of net realized gains ...............................             -                -
                                                                                        --------           -------
 Total distributions from net investment income and net realized gains ...........             -             (0.70)
                                                                                        --------           -------
Net asset value, end of period ...................................................      $  11.16           $ 13.07
                                                                                        ========           =======
Total return(b) ..................................................................        (14.61)%          (18.95)%
                                                                                        ========           =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ............................................      $  2,837           $ 2,878
 Ratio of expenses to average net assets(c) ......................................          2.31%             2.15%
 Ratio of expenses to average net assets before waivers and reimbursements(c) ....          2.86%             3.57%
 Ratio of net investment income (loss) to average net assets(c) ..................         (1.01)%            0.76%
 Portfolio turnover rate .........................................................            28%               10%

---------
(a)  The commencement of this class was July 13, 2000.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.


--------------------------------------------------------------------------------

ORBITEX AMERIGO FUND                                                         73
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                      Class N Shares
                                                            -----------------------------------
                                                               Period Ended
                                                             October 31, 2001     Year Ended
                                                                (Unaudited)     April 30, 2001
                                                            ------------------ ----------------
Net asset value, beginning of period ......................       $ 12.97           $ 16.36
                                                                  -------           -------
Income (loss) from investment operations:

Net investment income (loss) ..............................          0.00 (e)         0.07
Net realized and unrealized gain (loss) on
 investments ..............................................         (1.84)            (2.73)
                                                                  -------           -------
 Total income (loss) from investment operations                     (1.84)            (2.66)
                                                                  -------           -------
Less distributions from net investment income .............             -             (0.07)
Less distributions from net realized gain .................             -             (0.66)
Less distributions in excess of net realized gain .........             -                 -
                                                                  -------           -------
 Total distributions from net investment income

  and net realized gain ...................................             -             (0.73)
                                                                  -------           -------
Net asset value, end of period ............................       $ 11.13           $ 12.97
                                                                  =======           =======
Total return(c) ...........................................        (14.19)%          (16.71)%
                                                                  =======           =======
Ratios and supplemental data:

 Net assets, end of period (in 000's) .....................       $29,986           $36,170
 Ratio of expenses to average net assets(d) ...............          1.30%             1.15%
 Ratio of expenses to average net assets before

  waivers and reimbursements(d) ...........................          3.91%             1.71%
 Ratio of net investment income (loss) to average
  net assets(d) ...........................................          0.00%             0.32%
 Portfolio turnover rate ..................................            28%               10%
                                                                                 Class N Shares
                                                            ---------------------------------------------------------
                                                                 Year Ended         Year Ended        Period Ended
                                                             April 30, 2000 (b)   April 30, 1999   April 30, 1998 (a)
                                                            -------------------- ---------------- -------------------
Net asset value, beginning of period ......................       $ 12.88            $ 11.37           $ 10.00
                                                                  -------            -------           -------
Income (loss) from investment operations:

Net investment income (loss) ..............................         (0.03)             (0.05)             0.02
Net realized and unrealized gain (loss) on
 investments ..............................................          3.68               1.56              1.39
                                                                  -------            -------           -------
 Total income (loss) from investment operations                      3.65               1.51              1.41
                                                                  -------            -------           -------
Less distributions from net investment income .............             -                  -              (0.02)
Less distributions from net realized gain .................         (0.17)                 -                  -
Less distributions in excess of net realized gain .........             -                  -              (0.02)
                                                                  -------            -------           --------
 Total distributions from net investment income
  and net realized gain ...................................         (0.17)                 -              (0.04)
                                                                  -------            -------           --------
Net asset value, end of period ............................       $ 16.36            $ 12.88           $ 11.37
                                                                  =======            =======           =======
Total return(c) ...........................................         28.48%             13.28%             14.11%
                                                                  =======            =======           =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) .....................       $35,841            $19,534           $  7,558
 Ratio of expenses to average net assets(d) ...............          1.15%              1.15%              1.15%
 Ratio of expenses to average net assets before
  waivers and reimbursements(d) ...........................          1.83%              2.29%              4.45%
 Ratio of net investment income (loss) to average
  net assets(d) ...........................................         (0.22)%            (0.51)%             0.15%
 Portfolio turnover rate ..................................            10%                38%                14%

---------
(a)  The commencement of investment operations was July 14, 1997.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.
(e)  Amount represents less than $.01 per share.
--------------------------------------------------------------------------------

74                                                         ORBITEX CLERMONT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                                          Class A Shares
                                                                                      ---------------------
                                                                                           Period Ended
                                                                                       October 31, 2001 (a)
                                                                                      ---------------------
Net asset value, beginning of period ..............................................           $10.80
                                                                                              ------
Income (loss) from investment operations:
Net investment income (loss) ......................................................             0.03
Net realized and unrealized gain (loss) on investments ............................            (1.02)
                                                                                              ------
 Total income (loss) from investment operations ...................................            (0.99)
                                                                                              ------
Less distributions from net investment income .....................................                -
Less distributions from net realized gain .........................................                -
Less distributions in excess of net realized gain .................................                -
                                                                                              ------
 Total distributions from net investment income and net realized gain .............                -
                                                                                              ------
Net asset value, end of period ....................................................           $ 9.81
                                                                                              ======
Total return (b) ..................................................................            (9.17)%
                                                                                              ======
Ratios and supplemental data:
 Net assets, end of period (in 000's) .............................................            $ 158
 Ratio of expenses to average net assets(c) .......................................             1.75%
 Ratio of expenses to average net assets before waivers and reimbursements(c) .....             4.29%
 Ratio of net investment income (loss) to average net assets (c) ..................             0.58%
 Portfolio turnover rate ..........................................................               28%

---------
(a)  The commencement of this class was May 1, 2001.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.


--------------------------------------------------------------------------------

ORBITEX CLERMONT FUND                                                        75
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                                                 Class C Shares
                                                                                    ----------------------------------------
                                                                                         Period Ended        Period Ended
                                                                                     October 31, 2001(a)   April 30, 2001(a)
                                                                                    --------------------- ------------------
Net asset value, beginning of period ..............................................         $10.77             $11.12
                                                                                            ------             ------
Income (loss) from investment operations:

Net investment income (loss) ......................................................           0.03              (0.03)
Net realized and unrealized gain (loss) on investments ............................          (1.02)             (0.32)
                                                                                            ------             ------
 Total income (loss) from investment operations ...................................          (0.99)             (0.35)
                                                                                            ------             ------
Less distributions from net investment income .....................................              -                  -
Less distributions from net realized gain .........................................              -                  -
Less distributions in excess of net realized gain .................................              -                  -
                                                                                            ------             ------
 Total distributions from net investment income and net realized gain .............              -                  -
                                                                                            ------             ------
Net asset value, end of period ....................................................         $ 9.78             $10.77
                                                                                            ======             ======
Total return(b) ...................................................................          (9.19)%            (3.15)%
                                                                                            ======             ======
Ratios and supplemental data:

 Net assets, end of period (in 000's) .............................................         $  143             $  107
 Ratio of expenses to average net assets(c) .......................................           2.32%              2.13%
 Ratio of expenses to average net assets before waivers and reimbursements(c) .....           5.11%             12.41%
 Ratio of net investment income (loss) to average net assets(c) ...................           0.31%             (0.27)%
 Portfolio turnover rate ..........................................................             28%                 9%

---------
(a)  The commencement of this class was January 10, 2001.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.


--------------------------------------------------------------------------------

76                                                         ORBITEX CLERMONT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                                                    Class N Shares
                                                          -----------------------------------
                                                             Period Ended       Year Ended
                                                           October 31, 2001   April 30, 2001
                                                          ------------------ ----------------
Net asset value, beginning of period ....................        $10.81          $ 12.17
                                                                 ------          -------
Income (loss) from investment operations:
Net investment income (loss) ............................          0.15             0.18
Net realized and unrealized gain (loss) on
 investments ............................................         (1.11)           (0.87)
                                                                 ------          -------
 Total income (loss) from investment operations .........         (0.96)           (0.69)
                                                                 ------          -------
Less distributions from net investment income ...........             -            (0.39)
Less distributions from net realized gain ...............             -            (0.28)
                                                                 ------          -------
 Total distributions from net investment income and
  net realized gains ....................................             -            (0.67)
                                                                 ------          -------
Net asset value, end of period ..........................        $ 9.85          $ 10.81
                                                                 ======          =======
Total return(c) .........................................         (8.88)%          (5.87)%
                                                                 ======          =======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ...................        $9,302          $11,668
 Ratio of expenses to average ner assets(d). ............          1.31%            1.15%
 Ratio of expenses to average net assets before
  waivers and reimbursements(d) .........................          4.10%            2.85%
 Ratio of net investment income (loss) to average
  net assets(d) .........................................          0.84%            1.62%
 Portfolio turnover rate ................................            28%               9%

                                                                               Class N Shares
                                                          ---------------------------------------------------------
                                                               Year Ended         Year Ended        Period Ended
                                                           April 30, 2000 (b)   April 30, 1999   April 30, 1998 (a)
                                                          -------------------- ---------------- -------------------
Net asset value, beginning of period ....................       $ 11.23              $10.81            $10.00
                                                                -------              ------            ------
Income (loss) from investment operations:
Net investment income (loss) ............................          0.18                0.14              0.17
Net realized and unrealized gain (loss) on
 investments ............................................          1.06                0.42              0.80
                                                                -------              ------            ------
 Total income (loss) from investment operations .........          1.24                0.56              0.97
                                                                -------              ------            ------
Less distributions from net investment income ...........         (0.18)              (0.14)            (0.16)
Less distributions from net realized gain ...............         (0.12)                  -                 -
                                                                -------              ------            ------
 Total distributions from net investment income and
  net realized gains ....................................         (0.30)              (0.14)            (0.16)
                                                                -------              ------            ------
Net asset value, end of period ..........................       $ 12.17              $11.23            $10.81
                                                                =======              ======            ======
Total return(c) .........................................         11.12%               5.31%             9.84%
                                                                =======              ======            ======
Ratios and supplemental data:
 Net assets, end of period (in 000's) ...................       $10,298              $7,820            $4,441
 Ratio of expenses to average ner assets(d). ............          1.15%               1.15%             1.15%
 Ratio of expenses to average net assets before
  waivers and reimbursements(d) .........................          3.08%               3.31%             5.95%
 Ratio of net investment income (loss) to average
  net assets(d) .........................................          1.51%               1.46%             2.53%
 Portfolio turnover rate ................................            18%                 65%               22%

---------
(a)  The commencement of investment operations was July 14, 1997.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Had the Adviser, Administrator and Custodian not absorbed a portion of the Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.


--------------------------------------------------------------------------------

ORBITEX GROUP OF FUNDS                                                        77
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

1.  ORGANIZATION

Orbitex Group of Funds (the "Trust" or the "Funds") was formed in Delaware in December 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust is comprised of twelve funds (collectively the "Funds" and each individually a "Fund"), nine of which are currently open for investments. Eight of those are included in this report, as follows: Info-Tech & Communications Fund, Health & Biotechnology Fund, Energy & Basic Materials Fund, Financial Services Fund, Focus 30 Fund, Growth Fund, Amerigo Fund and Clermont Fund. The Cash Reserves Fund has a fiscal year end of December 31 and therefore will be reported separately. The Info-Tech & Communications Fund, Health & Biotechnology Fund, Energy & Basic Materials Fund (formally the Strategic Natural Resources Fund) and Financial Services Fund operate as non-diversified investment companies, and the Focus 30 Fund, Growth Fund, Amerigo Fund and Clermont Fund operate as diversified investment companies.


FUND                                          PRIMARY OBJECTIVE
----                              ==============================================
Info-Tech & Communications Fund   Long-term growth of capital through selective
                                  investment in the securities of
                                  communications, information and related
                                  technology companies

Health & Biotechnology Fund       Long-term growth of capital through selective
                                  investment in the securities of companies
                                  engaged in the healthcare, health products,
                                  pharmaceuticals, medical research and
                                  biotechnology industries

Energy & Basic Materials Fund     Long-term growth of capital through selective
                                  investment in the securities of companies
                                  engaged in energy and basic materials
                                  industries

Financial Services Fund           Long-term growth of capital through selective
                                  investment in companies that provide financial
                                  services to consumers and industry

Focus 30 Fund                     Long-term growth of capital and current income
                                  through focused investment in the securities
                                  of some or all of the 30 companies listed on
                                  the New York Stock Exchange that make up the
                                  Dow Jones Industrial Average. The Fund is not
                                  an index fund

Growth Fund                       Long-term growth of capital through selective
                                  investment in securities of companies of all
                                  sizes that offer potential for growth

Amerigo Fund                      Long-term growth of capital without regard to
                                  current income

Clermont Fund                     Growth of capital and a reasonable level of
                                  current income

Prior to the close of business on July 9, 1999, the Focus 30 Fund operated as a separate fund called the ASM Index 30 Fund ("ASM"). On July 9, 1999, ASM was reorganized as a new portfolio of the Trust and existing shareholders of ASM received Class D shares of the Focus 30 Fund in exchange for their shares of ASM. Prior to the close of business on June 2, 2000, the Amerigo Fund and the Clermont Fund operated as separate and unaffiliated funds called the CLS AdvisorOne Fund - Amerigo and Clermont, respectively ("CLS Funds"). On June 5, 2000, the CLS Funds were reorganized as new portfolios of the Trust and existing shareholders of the CLS Funds received Class N shares of the Amerigo and Clermont Funds, respectively, in exchange for their shares of CLS Funds.

78                                                        ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

The Funds offer the following classes of shares:

CLASS       FUNDS OFFERING CLASS
---------   -----------------------------------------------------------------
Class A     All Funds
Class B     All Funds except Amerigo Fund and Clermont Fund
Class C     All Funds except Focus 30 Fund and Energy & Basic Materials Fund
Class D     Focus 30 Fund only
Class N     Amerigo Fund and Clermont Fund only

Class A Shares are offered at net asset value plus a maximum sales load of 5.75%. Class B Shares are offered subject to a contingent deferred sales charge and will automatically convert to Class A Shares after eight years. Class C Shares are offered subject to a contingent deferred sales charge plus maximum sales load of 5.75%. Class D shares are only available to shareholders who previously were shareholders of ASM at the time of the reorganization as of the close of business on July 9, 1999, employees of Orbitex Financial Services Group, Inc. ("OFSG") and its affiliates (see Note 11) and certain institutional investors. Class D and Class N Shares are offered at net asset value.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation and Transactions

U.S. equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or lacking any sales, the last available bid price. U.S. long-term debt obligations are valued at the mean between quoted bid and asked prices for such securities or, if such prices are not available, at prices of securities with comparable maturity, quality and type; however, when the Adviser, Orbitex Management, Inc. ("OMI") or Clarke Lanzen Skala Investment Firm, Inc. ("CLS"), (collectively the "Advisers"), or Sub-Adviser, (Century Capital Management, Inc.) deems it appropriate, prices obtained from an independent pricing service will be used. U.S. short-term debt investments with maturities less than 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Securities for which current market quotations are not readily available or for which quotations are not deemed by the Advisers to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees ("Trustees").

Investment security transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

ORBITEX GROUP OF FUNDS                                                        79
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

Valuation of Fund of Funds

The Amerigo Fund and Clermont Fund each seek to achieve its investment objective by investing in a portfolio of open-end or closed-end investment companies (the "underlying funds"). Underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the underlying funds.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Investment Income

Corporate actions (including cash dividends) are recorded net of non-reclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. Market discount, original issue discount and premiums are amortized on a yield to maturity basis. The value of additional securities received as interest or dividend payments is recorded as income and as an adjustment to the cost basis of such securities.

Expenses

Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund. Expenses which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund's income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

80                                                        ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

Reserve Expense

On December 23, 1998, at a meeting of the independent members of the ASM Board, the Directors voted to notify Vector Index Advisors, Inc. ("Vector"), the prior adviser of the Focus 30 Fund, of the termination of its advisory agreement which became effective on February 28, 1999. During this interim period, the ASM Directors solicited proposals from other funds and advisers and considered alternative arrangements for the ASM. Such alternatives included the approval of a new advisory relationship with another adviser, the reorganization of the ASM with another fund or, in the absence of such options, the termination of the ASM and distribution of its assets to the shareholders. The Directors established an expense reserve to cover the cost of these extraordinary items (see Note 3). Prior to the ASM reorganization as of the close of business on July 9, 1999, certain legal proceedings were initiated against the ASM (see Note 10) which caused the directors to re-evaluate and increase the reserve expense for the ongoing legal fees associated with defending the claims. The reserve expense account for the period ended October 31, 2001 reflect legal expenses related to the ASM defense in these suits and has been approved by the Trustees.

Distributions to Shareholders

Income will normally be declared and distributed annually for each of the Funds, except for the Focus 30 Fund, which will normally declare and distribute income quarterly. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the timing of the recording of certain expenses and realized losses.

Deferred Organizational Costs

Organizational expenses have been deferred and are being amortized over a period of five years commencing with operations. The Adviser has agreed with respect to each of the Funds, except for Health & Biotechnology Fund and Financial Services Fund, that, if any of the initial shares of a Fund are redeemed during such amortization period by the holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

Repurchase Agreements

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Trustees have established criteria to evaluate the creditworthiness of parties with which the Funds may enter into repurchase agreements.

ORBITEX GROUP OF FUNDS                                                        81
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

Options and Futures Contracts

Each Fund may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

If a Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire, it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option, it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option. The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of the option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the closing bid price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

The Funds may enter into futures contracts in order to hedge existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility the change in value of the contract may not correlate with the changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gain or loss. The Funds will recognize a gain or loss when the contract is closed or expires.

82                                                        ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

Other

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

The Info-Tech & Communications Fund, Health & Biotechnology Fund, Energy & Basic Materials Fund and Financial Services Fund may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

3. FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER PARTIES

Advisory Fees

Each Fund, except for the Amerigo Fund and the Clermont Fund, has entered into an Investment Advisory Agreement with OMI, a subsidiary of OFSG. As compensation for the services rendered, facilities furnished, and expenses borne by OMI, the Funds will pay OMI a fee accrued daily and paid monthly, at the annualized rate of 0.75% for the Focus 30 Fund and the Growth Fund, 1.25% for the Info-Tech & Communications Fund, Health & Biotechnology Fund, Energy & Basic Materials Fund and Financial Services Fund.

The Amerigo Fund and the Clermont Fund have entered into an Investment Advisory Agreement with CLS, a subsidiary of OFSG. As compensation for the services rendered, facilities furnished, and expenses borne by CLS, the Funds will pay CLS a fee accrued daily and paid monthly, at the annualized rate of 1.00%.

Except for the Focus 30 Fund, the Amerigo Fund and the Clermont Fund, OMI agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses, net of waivers and custodial credits. These limits will remain in effect until August 31, 2002.

The annualized rates are as follows:


                          AS OF             PRIOR TO
CLASS                AUGUST 31, 2001     AUGUST 31, 2001
-----                ---------------     ---------------
Class A .........        2.50%               2.00%
Class B .........        3.10%               2.60%
Class C .........        3.10%               2.60%

Prior to July 7, 1999, the limits for class B shares of the Info-Tech & Communications Fund, Energy & Basic Materials Fund and Growth Fund were as follows:


                                                ANNUALIZED RATE
NAME OF FUND                                 PRIOR TO JULY 7, 1999
------------                                 ---------------------
Info-Tech & Communications Fund .........             2.40%
Energy & Basic Materials Fund ...........             2.40%
Growth Fund .............................             2.00%

ORBITEX GROUP OF FUNDS                                                        83
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

OMI had agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses for the Focus 30 Fund, net of waivers and custodial credits and excluding extraordinary or non-recurring expenses. These limits will remain in effect until August 31, 2002. The annualized rates are as follows:


                                              PERIOD              PERIOD              PERIOD
                          AS OF          JULY 1, 2000 TO     JANUARY 1, 2000     JULY 12, 1999 TO
CLASS                AUGUST 31, 2001     AUGUST 31, 2001     TO JULY 1, 2000     JANUARY 1, 2000
-----                ---------------     ---------------     ---------------     ---------------
Class A .........           1.90%               1.40%               1.15%               1.00%
Class B .........           2.50%               2.00%               1.75%               1.60%
Class D .........           1.50%               1.00%               0.75%               0.60%

CLS has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses for the Amerigo Fund and Clermont Fund, net of waivers and custodial credits. These limits will remain in effect until August 31, 2002. The annualized rates are as follows:\^


                          AS OF             PRIOR TO
CLASS                AUGUST 31, 2001     AUGUST 31, 2001
-----                ---------------     ---------------

Class A .........        2.05%               1.65%
Class B .........        2.65%               2.15%
Class N .........        1.65%               1.15%

The waivers for the Advisors' fees for the period ended October 31, 2001 amounted to $272,684, $233,330, $64,241, $58,889 $39,094, $64,605, $119,604 and
$53,245 for Info-Tech & Communications Fund, Health & Biotechnology Fund, Energy & Basic Materials Fund, Financial Services Fund, Focus 30 Fund, Growth Fund, Amerigo Fund and Clermont Fund, respectively. The reimbursements for the period ended October 31, 2001 amounted to $44,282, $69,205, and $95,484 for the Financial Services Fund, Focus 30 Fund, and Clermont Fund, respectively.

Administration, Fund Accounting and Transfer Agent Fees

American Data Services, Inc. ("ADS"), an affiliate of the Advisers, serves as the administrator of the Trust. The Administration Agreement provides that ADS may retain Sub-Administrators for the purpose of providing such services to one or more Funds of the Trust. For providing administration services to the Fund, ADS will receive from each Fund a monthly fee at an annual rate of 0.10% of the first $100 million of the Fund's average daily net assets, and at reduced rates thereafter, subject to certain minimum requirements. ADS also acts as the fund accounting agent of the Funds. For providing fund accounting services, the Funds pay ADS a fixed monthly fee for average net assets less than $25 million plus out-of-pocket expenses. ADS acted as the transfer agent for the Health & Biotechnology Fund, Focus 30 Fund, Amerigo Fund and Clermont Fund until June 18, 2001.

ADS also serves as the transfer agent of the Trust. Prior to June 18, 2001, Boston Financial Data Service ("BFDS") served as the transfer agent for the Info-Tech & Communications Fund, Energy & Basic Materials Fund, Orbitex Financial Services Fund and the Orbitex Growth Fund.

84                                                        ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

Fees waived by ADS for the period ended October 31, 2001 amounted to $10,667, $10,667, $10,667, $8,817, $4,857 and $10,334 for the Energy & Basic Materials
Fund, Financial Services Fund, Focus 30 Fund, Growth Fund, Amerigo Fund and Clermont Fund, respectively.

Distributor

The distributor of the Funds is Orbitex Funds Distributor, an affiliate of the Advisers. The Trust has adopted Distribution Plans and Agreements pursuant to Rule 12b-l under the 1940 Act. The Plans and Agreements provide for the payment of a distribution fee to the distributor at an annualized rate of 0.40%, 0.75% and 0.75% of the average daily net assets attributable to the shares of Class A, Class B and Class C, respectively. The Plans and Agreements for Class B and Class C also provide for the payment of a shareholder service fee at an annualized rate of 0.25% of the average daily net assets attributable to the shares of Class B and Class C. Class D shares and Class N shares do not pay any 12b-1 distribution or shareholder service fees.

Trustees Fees

The Funds pay no compensation to their Trustees who are employees of the Adviser. Trustees who are not Adviser employees receive a fee of $2,500 for each regular and special meeting of the Board that the Trustee attends. The Trust also reimburses each such Trustee for travel and other expenses incurred in attending meetings of the Board.

Custodian

Circle Trust Company ("CTC"), an affiliate of the Advisers, is the Custodian for the Trust. Prior to August 1, 2001, Firstar Bank N.A serves as the custodian of the assets of the Amerigo Fund and Clermont Fund.

4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at April 30, 2001, were as follows:


                                                                                                       NET
                                                                  GROSS             GROSS           UNREALIZED
                                              IDENTIFIED       UNREALIZED        UNREALIZED        APPRECIATION
                                                 COST         APPRECIATION      DEPRECIATION      (DEPRECIATION)
                                            --------------   --------------   ----------------   ----------------
Info-Tech & Communications Fund .........    $ 58,143,383     $ 4,120,591      $  (5,484,327)     $  (1,363,736)
Health & Biotechnology Fund..............     234,389,189      17,146,068        (49,594,900)       (32,448,832)
Energy & Basic Materials Fund ...........       8,084,552         532,527           (978,084)          (445,557)
Financial Services Fund .................       6,824,432         536,380           (909,169)          (372,789)
Focus 30 Fund ...........................       8,967,102       1,796,887         (1,676,364)           120,523
Growth Fund .............................      20,012,448       1,001,415         (3,437,606)        (2,436,191)
Amerigo Fund ............................      38,593,701       1,119,812         (5,962,470)        (5,842,658)
Clermont Fund ...........................      10,365,667         392,608         (1,286,092)          (893,484)

ORBITEX GROUP OF FUNDS                                                        85
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations and short-term securities, for the period ended October 31, 2001, were as follows:


                                                PURCHASES           SALES
                                              -------------     ------------
Info-Tech & Communications Fund ..........    $ 421,481,547     $436,674,321
Health & Biotechnology Fund ..............     175,,020,956      163,573,223
Energy & Basic Materials Fund ............       41,292,984       43,170,969
Financial Services Fund ..................        2,552,437        6,046,305
Focus 30 Fund ............................           78,584          371,895
Growth Fund ..............................       26,753,779       30,106,391
Amerigo Fund .............................        9,401,434       13,673,903
Clermont Fund ............................        2,645,950        3,266,506

For the period ended October 31, 2001, there were no options written.

6. SHAREHOLDERS' TRANSACTIONS

Following is a summary of shareholder transactions for each Fund:

                                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                                 OCTOBER 31, 2001                  APRIL 30, 2001
                                                           ----------------------------    ------------------------------
                                                             SHARES           DOLLARS         SHARES          DOLLARS
                                                             ------           -------         ------          -------
INFO-TECH AND COMMUNICATIONS
 CLASS A SHARES:
 Shares sold ...........................................     3,941,837    $  44,203,343       1,268,383    $  42,064,161
 Shares issued in connection with the transfer of the
  Monument Telecommunication's net assets ..............       271,057        2,088,690               -                -
 Shares issued to shareholders in reinvestment .........             -                -       1,201,031       35,891,337
 Shares redeemed .......................................    (4,578,965)     (51,500,568)     (2,383,682)     (85,724,283)
                                                            ----------    -------------      ----------    -------------
  Net increase (decrease) ..............................      (366,071)   $  (5,208,535)         85,732    $  (7,768,785)
                                                            ==========    =============      ==========    =============


                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                  OCTOBER 31, 2001                    APRIL 30, 2001
                                                           --------------------------------   --------------------------------
                                                             SHARES          DOLLARS           SHARES            DOLLARS
                                                             ------          -------           ------            -------
 CLASS B SHARES:
 Shares sold ...........................................       164,613      $  1,794,562           787,432      $  27,920,496
 Shares issued to shareholders in reinvestment .........             -                 -         1,566,338         45,784,053
 Shares issued in connection with the transfer of the
  Monument Telecommunication's net assets ..............       187,375         2,268,583                 -                  -
 Shares redeemed .......................................      (683,583)       (7,385,110)       (1,338,246)       (43,875,085)
                                                              --------      ------------        ----------      -------------
  Net increase (decrease) ..............................      (331,595)     $ (3,321,965)        1,015,524      $  29,829,464
                                                              ========      ============         =========      =============

86                                                        ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                  OCTOBER 31, 2001                    APRIL 30, 2001
                                                           --------------------------------   --------------------------------
                                                               SHARES          DOLLARS         SHARES          DOLLARS
                                                               ------          -------         ------          -------
 CLASS C SHARES:
 Shares sold ...........................................        41,969      $    520,378         416,945      $  14,029,850
 Shares issued to shareholders in reinvestment .........             -                 -         227,985          6,684,533
 Shares issued in connection with the transfer of the
  Monument Telecommunication's net assets ..............         4,057           118,986
 Shares redeemed .......................................      (134,395)       (1,492,287)       (417,089)       (12,662,090)
                                                              --------      ------------        --------      -------------
  Net increase (decrease) ..............................       (88,369)     $   (852,923)        227,841      $   8,052,293
                                                               =======      ============         =======      =============


                                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                                 OCTOBER 31, 2001                  APRIL 30, 2001
                                                           --------------------------------   --------------------------------
                                                               SHARES          DOLLARS          SHARES          DOLLARS
                                                               ------          -------          ------          -------
HEALTH & BIOTECHNOLOGY
 CLASS A SHARES:
 Shares sold ...........................................     1,303,318    $  22,888,470       3,130,093    $  71,394,291
 Shares issued to shareholders in reinvestment .........             -                -         107,868        2,335,353
 Shares redeemed .......................................    (1,799,909)     (31,192,055)     (2,406,567)     (51,310,196)
                                                            ----------    -------------      ----------    -------------
  Net increase (decrease) ..............................      (496,591)   $  (8,303,585)        831,394    $  22,419,448
                                                            ==========    =============      ==========    =============


                                                                   Six Months Ended                       Year Ended
                                                                   October 31, 2001                     April 30, 2001
                                                           --------------------------------   --------------------------------
                                                               SHARES          DOLLARS            SHARES            DOLLARS
                                                               ------          -------            ------            -------
 CLASS B SHARES:
 Shares sold ...........................................       486,272      $   8,286,204         2,497,579      $  56,316,350
 Shares issued to shareholders in reinvestment .........             -                  -           125,429          2,694,223
 Shares redeemed .......................................      (822,452)       (13,987,853)       (1,455,948)       (30,436,911)
                                                              --------      -------------        ----------      -------------
  Net increase (decrease) ..............................      (336,180)     $  (5,701,651)        1,167,060      $  28,573,662
                                                              ========      =============         =========      =============


                                                                  SIX MONTHS ENDED                     YEAR ENDED
                                                                  OCTOBER 31, 2001                   APRIL 30, 2001
                                                           --------------------------------   --------------------------------
                                                             SHARES          DOLLARS           SHARES          DOLLARS
                                                             ------          -------           ------          -------
 CLASS C SHARES:
 Shares sold ...........................................       165,671      $  2,855,529       1,374,270      $  31,832,845
 Shares issued to shareholders in reinvestment .........             -                 -          67,980          1,459,535
 Shares redeemed .......................................      (452,951)       (7,677,500)       (908,630)       (18,309,712)
                                                              --------      ------------       ---------      -------------
  Net increase (decrease) ..............................      (287,280)     $ (4,821,971)        533,620      $  14,982,668
                                                              ========      ============         =======      =============

ORBITEX GROUP OF FUNDS                                                        87
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------



                                                                   SIX MONTHS ENDED                     YEAR ENDED
                                                                   OCTOBER 31, 2001                   APRIL 30, 2001
                                                           --------------------------------   --------------------------------
ENERGY & BASIC MATERIALS                                     SHARES          DOLLARS            SHARES          DOLLARS
                                                             ------          -------            ------          -------
 CLASS A SHARES:
 Shares sold ...........................................       579,703      $  10,033,399         595,258      $ 10,776,518
 Shares issued to shareholders in reinvestment .........             -                  -          18,172           272,575
 Shares redeemed .......................................      (689,172)       (12,065,990)       (410,392)       (7,525,784)
                                                              --------      -------------        --------      ------------
  Net increase (decrease) ..............................      (109,469)     $  (2,032,591)        203,038      $  3,523,309
                                                              ========      =============         =======      ============


                                                                  SIX MONTHS ENDED                     YEAR ENDED
                                                                  OCTOBER 31, 2001                   APRIL 30, 2001
                                                           --------------------------------   --------------------------------
                                                             SHARES          DOLLAR  S         SHARES          DOLLARS
                                                             ------          ------  -         ------          -------
 CLASS B SHARES:
 Shares sold ...........................................       100,990      $  1,922,222         435,924      $  7,954,541
 Shares issued to shareholders in reinvestment .........             -                 -          16,573           247,268
 Shares redeemed .......................................      (106,868)       (1,702,298)       (268,593)       (4,818,806)
                                                              --------      ------------        --------      ------------
  Net increase (decrease) ..............................        (5,878)     $    219,924         183,904      $  3,383,003
                                                              ========      ============        ========      ============


                                                                  SIX MONTHS ENDED                    PERIOD ENDED
                                                                  OCTOBER 31, 2001                  APRIL 30, 2001*
                                                           --------------------------------   --------------------------------
                                                             SHARES          DOLLARS           SHARES          DOLLARS
                                                             -----           -------           -----           -------
FINANCIAL SERVICES
 CLASS A SHARES:
 Shares sold ...........................................        59,627      $    661,439         870,807      $  9,289,341
 Shares issued to shareholders in reinvestment .........             -                 -               -                 -
 Shares redeemed .......................................      (251,212)       (2,724,447)       (332,305)       (3,617,994)
                                                              --------      ------------        --------      ------------
  Net increase (decrease) ..............................      (191,585)     $ (2,063,008)        538,502      $  5,671,347
                                                              ========      ============         =======      ============


                                                                  SIX MONTHS ENDED                    PERIOD ENDED
                                                                  OCTOBER 31, 2001                  APRIL 30, 2001*
                                                           -------------------------------   ------------------------------
                                                             SHARES          DOLLARS           SHARES          DOLLARS
                                                             ------          -------           ------          -------
 CLASS B SHARES:
 Shares sold ...........................................        68,178      $    751,342         543,360      $  5,913,141
 Shares issued to shareholders in reinvestment .........             -                 -               -                 -
 Shares redeemed .......................................      (197,749)       (2,085,573)       (137,260)       (1,490,334)
                                                              --------      ------------        --------      ------------
  Net increase (decrease) ..............................      (129,571)     $ (1,334,231)        406,100      $  4,422,807
                                                              ========      ============         =======      ============


                                                                 SIX MONTHS ENDED                PERIOD ENDED
                                                                 OCTOBER 31, 2001              APRIL 30, 2001*
                                                           ----------------------------   --------------------------
                                                             SHARES         DOLLARS        SHARES        DOLLARS
                                                             ------         -------        ------        -------
 CLASS C SHARES:
 Shares sold ...........................................       12,337      $  135,690        63,808      $ 695,345
 Shares issued to shareholders in reinvestment .........            -               -             -              -
 Shares redeemed .......................................      (16,948)       (192,682)       (7,848)       (85,145)
                                                              -------      ----------       -------      ---------
  Net increase (decrease) ..............................       (4,611)     $  (56,992)       55,960      $ 610,200
                                                              =======      ==========       =======      =========


88                                                        ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 SIX MONTHS ENDED                  YEAR ENDED
                                                                 OCTOBER 31, 2001                APRIL 30, 2001
                                                           ----------------------------   ----------------------------
                                                             SHARES         DOLLARS         SHARES         DOLLARS
                                                             ------         -------         ------         -------
FOCUS 30
 CLASS A SHARES:
 Shares sold ...........................................        3,656      $   50,988         47,443      $  785,969
 Shares issued to shareholders in reinvestment .........            -               -         11,842         169,700
 Shares redeemed .......................................      (34,509)       (476,864)       (51,972)       (843,091)
                                                              -------      ----------        -------      ----------
  Net increase (decrease) ..............................      (30,853)     $ (425,876)         7,313      $  112,578
                                                              =======      ==========        =======      ==========

                                                                 SIX MONTHS ENDED                 YEAR ENDED
                                                                 OCTOBER 31, 2001               APRIL 30, 2001
                                                           ----------------------------   ---------------------------
                                                             SHARES         DOLLARS         SHARES        DOLLARS
                                                             ------         -------         ------        -------
 CLASS B SHARES:
 Shares sold ...........................................       97,209      $1,244,325         53,665      $  837,840
 Shares issued to shareholders in reinvestment .........            -               -          7,476         106,463
 Shares redeemed .......................................      (16,084)       (222,166)       (43,038)       (730,655)
                                                              -------      ----------        -------      ----------
  Net increase (decrease) ..............................       81,125      $1,022,159         18,103      $  213,648
                                                              =======      ==========        =======      ==========

                                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                                 OCTOBER 31, 2001                  APRIL 30, 2001
                                                           ----------------------------   ---------------------------------
                                                             SHARES         DOLLARS         SHARES           DOLLARS
                                                             ------         -------         ------           -------
 CLASS D SHARES:
 Shares sold ...........................................       16,229      $  222,660          20,275       $     337,946
 Shares issued to shareholders in reinvestment .........            -               -         119,282           1,718,385
 Shares redeemed .......................................      (65,012)       (881,113)       (226,909)         (3,755,792)
                                                              -------      ----------        --------       -------------
  Net decrease (decrease) ..............................      (48,783)     $ (658,453)        (87,352)      $  (1,699,461)
                                                              =======      ==========        ========       =============

                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                  OCTOBER 31, 2001                    APRIL 30, 2001
                                                           -------------------------------   --------------------------------
                                                             SHARES          DOLLARS           SHARES          DOLLARS
                                                             ------          -------           ------          -------
GROWTH
 CLASS A SHARES:
 Shares sold ...........................................        30,098      $    694,703         330,537      $  10,006,235
 Shares issued to shareholders in reinvestment .........             -                 -               -                  -
 Shares redeemed .......................................      (131,765)       (3,029,227)       (374,964)       (10,439,044)
                                                              --------      ------------        --------      -------------
  Net increase (decrease) ..............................      (101,667)     $ (2,334,524)        (44,427)     $    (432,809)
                                                              ========      ============        ========      =============

                                                                  SIX MONTHS ENDED                    YEAR ENDED
                                                                  OCTOBER 31, 2001                  APRIL 30, 2001
                                                           ------------------------------   ------------------------------
                                                             SHARES         DOLLARS           SHARES          DOLLARS
                                                             ------         -------           ------          -------
 CLASS B SHARES:
 Shares sold ...........................................       15,289      $    341,812         349,648      $  9,975,773
 Shares issued to shareholders in reinvestment .........            -                 -               -                 -
 Shares redeemed .......................................      (74,342)       (1,584,126)       (291,491)       (7,912,411)
                                                              -------      ------------        --------      ------------
  Net increase (decrease) ..............................      (59,053)     $ (1,242,314)         58,157      $  2,063,362
                                                              =======      ============        ========      ============

ORBITEX GROUP OF FUNDS                                                        89
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 SIX MONTHS ENDED                   YEAR ENDED
                                                                 OCTOBER 31, 2001                 APRIL 30, 2001
                                                           ----------------------------   ------------------------------
                                                             SHARES         DOLLARS         SHARES         DOLLARS
                                                             ------         -------         ------         -------
 CLASS C SHARES:
 Shares sold ...........................................        4,909      $  108,516        118,217      $  3,391,054
 Shares issued to shareholders in reinvestment .........            -               -              -                 -
 Shares redeemed .......................................      (17,903)       (398,156)       (59,524)       (1,556,192)
                                                              -------      ----------        -------      ------------
  Net increase (decrease) ..............................      (12,994)     $ (289,640)        58,693      $  1,834,862
                                                              =======      ==========        =======      ============

                                                              PERIOD ENDED
                                                            OCTOBER 31, 2001*
                                                           -------------------
                                                            SHARES     DOLLARS
                                                            ------     -------
AMERIGO
 CLASS A SHARES:
 Shares sold ...........................................      582     $ 6,983
 Shares issued to shareholders in reinvestment .........        -           -
 Shares redeemed .......................................        -           -
                                                              ---     -------
  Net increase (decrease) ..............................      582     $ 6,983
                                                              ===     =======

                                                                 SIX MONTHS ENDED                PERIOD ENDED*
                                                                 OCTOBER 31, 2001                APRIL 30, 2001
                                                           ----------------------------   ----------------------------
                                                             SHARES         DOLLARS        SHARES         DOLLARS
                                                             ------         -------        ------         -------
 CLASS C SHARES:
 Shares sold ...........................................       44,224      $  552,322       225,093      $ 3,254,195
 Shares issued to shareholders in reinvestment .........            -               -         3,264           46,786
 Shares redeemed .......................................      (10,213)       (128,815)       (8,136)        (112,706)
                                                              -------      ----------       -------      -----------
  Net increase (decrease) ..............................       34,011      $  423,507       220,221      $ 3,188,275
                                                              =======      ==========       =======      ===========

                                                                  SIX MONTHS ENDED                     YEAR ENDED
                                                                  OCTOBER 31, 2001                   APRIL 30, 2001
                                                           -------------------------------   ------------------------------
                                                             SHARES          DOLLARS           SHARES          DOLLARS
                                                             ------          -------           ------          -------
 CLASS N SHARES:
 Shares sold ...........................................       291,302      $  3,436,260       1,000,416      $ 15,120,654
 Shares issued to shareholders in reinvestment .........             -                 -         135,442         1,947,048
 Shares redeemed .......................................      (386,409)       (4,668,165)       (536,992)       (7,507,463)
                                                              --------      ------------       ---------      ------------
  Net increase (decrease) ..............................       (95,107)     $ (1,231,905)        598,866      $  9,560,239
                                                               =======      ============       =========      ============

                                                                PERIOD ENDED
                                                             OCTOBER 31, 2001*
                                                           ----------------------
                                                            SHARES     DOLLARS
                                                            ------     -------
CLERMONT
 CLASS A SHARES:
 Shares sold ...........................................    16,097     $165,424
 Shares issued to shareholders in reinvestment .........         -            -
 Shares redeemed .......................................         -            -
                                                            ------     --------
  Net increase (decrease) ..............................    16,097     $165,424
                                                            ======     ========

90                                                        ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------



                                                             SIX MONTHS ENDED            YEAR ENDED
                                                             OCTOBER 31, 2001          APRIL 30, 2001*
                                                           ---------------------   -----------------------
                                                            SHARES     DOLLARS      SHARES      DOLLARS
                                                            ------     -------      ------      -------
 CLASS C SHARES:
 Shares sold ...........................................    4,667      $ 47,480     9,964      $ 110,318
 Shares issued to shareholders in reinvestment .........        -             -         -              -
 Shares redeemed .......................................        -             -         -              -
                                                            -----      --------     -----      ---------
  Net increase (decrease) ..............................    4,667      $ 47,480     9,964      $ 110,318
                                                            =====      ========     =====      =========


                                                                  SIX MONTHS ENDED                     YEAR ENDED
                                                                  OCTOBER 31, 2001                   APRIL 30, 2001
                                                           -------------------------------   ------------------------------
                                                             SHARES          DOLLARS           SHARES          DOLLARS
                                                             ------          -------           ------          -------
 CLASS N SHARES:
 Shares sold ...........................................       164,005      $  1,683,235         333,531      $  3,853,530
 Shares issued to shareholders in reinvestment .........             -                 -          56,701           642,630
 Shares redeemed .......................................      (299,512)       (3,072,017)       (157,252)       (1,833,354)
                                                              --------      ------------        --------      ------------
  Net increase (decrease) ..............................      (135,508)     $ (1,388,782)        232,980      $  2,662,806
                                                              ========      ============         =======      ============

----------
* The commencement of operations was August 1, 2000 for Financial Services Fund Class A, Class B and Class C Shares. The commencement of Class C for Amerigo Fund was July 13, 2000 and January 10, 2001 for Clermont Fund. The commencement of Class A for Amerigo Fund and Clermont Fund was May 1, 2001.

7. BENEFICIAL INTEREST

At October 31, 2001, there were no shareholders owning more than 5% of any Fund's net assets.

There were no affiliated shareholders as of October 31, 2001.

8. SECURITIES LENDING

Under an agreement with Metropolitan West Securities Inc. ("MetWest"), the Funds can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which are invested in investment grade securities in accordance with the Funds' Securities Lending Procedures. A portion of the income generated by the investment of the collateral, net of any rebates paid by MetWest to borrowers, is remitted to MetWest as lending agent, and the remainder is paid to the Fund. Generally, in the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral.

At October 31, 2001, the following Funds had securities on loan:


                                              MARKET VALUE OF      MARKET VALUE
NAME OF FUND                                 LOANED SECURITIES     OF COLLATERAL
------------                                 -----------------     -------------
Info-Tech & Communications Fund .........       $ 3,512,375        $ 3,654,143
Health & Biotechnology Fund .............        13,924,803         16,814,149

ORBITEX GROUP OF FUNDS                                                        91
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

9. CAPITAL LOSS CARRYFORWARD

At April 30, 2001, the Health & Biotechnology Fund had available for federal income tax purposes unused capital losses of $91,688, expiring in 2008, and the Growth Fund had unused capital losses of $377,179, of which $130,051 expires in 2002 and $247,128 expires in 2006.

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended April 30, 2000, the following Funds have elected to defer losses occurring between November 1, 1999 and April 30, 2000 under these rules, as follows:


                                             CAPITAL       CURRENCY
                                              LOSSES        LOSSES
NAME OF FUND                                 DEFERRED      DEFERRED
------------                                 --------      --------
Health & Biotechnology Fund ...........    $5,076,832          -
Energy & Basic Materials Fund .........             -        $38
Growth Fund ...........................    $  679,068          -

Such deferred losses will be treated as arising on the first day of the fiscal year ending April 30, 2002.

10. COMMITMENTS AND CONTINGENCIES-LEGAL PROCEEDINGS

On February 8, 1999 and on June 2, 1999, suits were filed in the Thirteenth Judicial Circuit Court, Hillsborough County, Florida, against Steven H. Adler, a former director and officer of ASM, Vector, the ASM Index 30 Fund, and, in the case of the latter suit, Mutual Funds Service Co., the former administrator, fund accountant, and transfer agent. The parties have agreed to settlement terms on the February 8, 1999 suit. The parties agreed to a full and final settlement on all outstanding claims in the lawsuit filed June 2, 1999.

11. REORGANIZATION

As of the close of business on June 2, 2000, the Amerigo Fund, a newly created portfolio, acquired all the net assets of CLS AdvisorOne Fund-Amerigo pursuant to a plan of reorganization approved by the shareholders of CLS on December 22, 1999. The acquisition was accomplished by a tax-free exchange, the details of which are outlined in the following schedule:


                                                  AT CLOSE OF BUSINESS JUNE 2, 2000
                                      --------------------------------------------------------
                                      CLS ADVISORONE FUND-AMERIGO       AMERIGO CLASS N SHARES     MERGED ASSETS
                                      ---------------------------       ----------------------     -------------
Net Assets ........................            $ 38,349,528                       -0-              $ 38,349,528
Shares Outstanding ................               2,330,584                       -0-                 2,330,584
Net Asset Value Per Share .........            $      16.45                       -0-              $      16.45

The financial statements of the Fund reflect the historical financial results of CLS prior to the reorganization.

92                                                        ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

As of the close of business on June 2, 2000, the Clermont Fund, a newly created portfolio, acquired all the net assets of CLS AdvisorOne Fund-Clermont pursuant to a plan of reorganization approved by the shareholders of CLS on December 22, 1999. The acquisition was accomplished by a tax-free exchange, the details of which are outlined in the following schedule:


                                                   AT CLOSE OF BUSINESS JUNE 2, 2000
                                      ------------------------------------------------------------
                                      CLS ADVISORONE FUND-CLERMONT       CLERMONT CLASS N SHARES     MERGED ASSETS
                                      ----------------------------       -----------------------     -------------

Net Assets ........................         $ 10,804,138                           -0-               $ 10,804,138
Shares Outstanding ................              875,405                           -0-                    875,405
Net Asset Value Per Share .........         $      12.34                           -0-               $      12.34

The financial statements of the Fund reflect the historical financial results of CLS prior to the reorganization.

12. FUND ACQUISITION

As of the close of business on September 17, 1999, the Growth Fund acquired all the net assets of the American Diversified Global Value Fund ("ADGVF") pursuant to a plan of reorganization approved by the shareholders of ADGVF on September 10, 1999. The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:


                                         AT CLOSE OF BUSINESS SEPTEMBER 17, 1999
                                      --------------------------------------------
                                           ADGVF        GROWTH FUND-CLASS A SHARES       MERGED ASSETS
                                      --------------    --------------------------       -------------
Net Assets ........................     $ 5,338,412            $1,210,513                $6,548,925
Unrealized Appreciation ...........     $    96,531                     -                         -
Shares Outstanding ................         362,910                56,973                   308,147
Net Asset Value Per Share .........     $     14.71            $    21.25                $    21.25

13. FUND ACQUISITION

As of the close of business on October 26, 2001, the Info-Tech & Communications Fund acquired all the net assets of the Monument Telecommunications Fund pursuant to a plan of reorganization approved by the Board of Directors of the Monument Fund on October 16, 2001. The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:


                                           AT CLOSE OF BUSINESS OCTOBER 26, 2001
                                    -------------------------------------------------------
                                     TELECOMMUNICATIONS      INFO-TECH & COMMUNICATIONS
                                        FUND-A SHARES               FUND-A SHARES             MERGED ASSETS
                                    ----------------------   ------------------------------   -----------------
Net Assets ......................            $2,516,387               $23,720,282                $26,236,669
Unrealized Appreciation .........            $  138,650                         -                          -
Shares Outstanding ..............               652,235                 2,555,385                  2,826,475
Net Asset .......................            $     3.86               $      9.28                $      9.28

ORBITEX GROUP OF FUNDS                                                        93
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


                                           AT CLOSE OF BUSINESS OCTOBER 26, 2001
                                    -------------------------------------------------------
                                     TELECOMMUNICATIONS      INFO-TECH & COMMUNICATIONS
                                        FUND-B SHARES               FUND-B SHARES               MERGED ASSETS
                                    ----------------------   ------------------------------   -----------------
Net Assets ......................        $1,689,185               $ 33,163,303                   $ 34,852,488
Unrealized Appreciation .........        $   93,072                          -                              -
Shares Outstanding ..............           444,735                  3,680,394                      3,867,856
Net Asset .......................        $     3.80               $       9.01                   $       9.01


                                           AT CLOSE OF BUSINESS OCTOBER 26, 2001
                                    -------------------------------------------------------
                                     TELECOMMUNICATIONS      INFO-TECH & COMMUNICATIONS
                                        FUND-C SHARES               FUND-C SHARES               MERGED ASSETS
                                    ----------------------   ------------------------------   -----------------
Net Assets ......................           $ 36,931                 $ 5,041,046                  $5,077,977
Unrealized Appreciation .........           $  2,035                           -                           -
Shares Outstanding ..............              9,569                     556,212                     560,287
Net Asset .......................           $   3.86                 $      9.06                  $     9.06

14. FUND NAME CHANGE

As of June 5, 2000, the Energy & Basic Materials Fund has changed its name from the Strategic Natural Resources Fund, as it was formerly known.

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